VANGUARD(R) ASSET ALLOCATION FUND

SEMIANNUAL REPORT

MARCH 31, 2003

                                                                          [LOGO]
                                                          THE VANGUARD GROUP (R)
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ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------
* The Investor Shares of Vanguard Asset Allocation Fund returned 5.9% during the first half of fiscal 2003, outpacing the fund's comparative standards.

* The broad stock market plunged, then rallied, then dipped again before finishing the six-month period in solid positive territory.

*    The fund was 100% invested in stocks for almost the entire fiscal period.
================================================================================
CONTENTS
--------------------------------------------------------------------------------
   1  Letter from the Chairman
   5  Report from the Adviser
   8  Fund Profile
  10  Glossary of Investment Terms
  12  Performance Summary
  13  Results of Proxy Voting
  14  Financial Statements
  28  Advantages of Vanguard.com
================================================================================
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LETTER FROM THE CHAIRMAN                               [PHOTO OF JOHN J BRENNAN]

Fellow Shareholder,

During the six months ended March 31, 2003, Vanguard(R) Asset Allocation Fund's aggressive positioning produced a strong, though volatile, performance: The Investor Shares returned 5.9%; the Admiral Shares, 6.0%. Both results surpassed the returns of the average flexible portfolio fund as well as those of the benchmark composite index-- a fixed blend of 65% large-capitalization stocks and 35% long-term U.S. Treasury bonds--and the broad U.S. stock market. All these total returns appear in the adjacent table.

================================================================================
TOTAL RETURNS                       SIX MONTHS ENDED
                                      MARCH 31, 2003
----------------------------------------------------
VANGUARD ASSET ALLOCATION FUND
  Investor Shares                               5.9%
  Admiral Shares                                6.0
Average Flexible Portfolio Fund*                2.7
Asset Allocation Composite Index**              4.1
Wilshire 5000 Index                             4.5
----------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.
================================================================================

     The fund's solid six-month gain resulted from its near-total allocation to stocks--a position that produced month-to-month losses through much of the fiscal half-year, but that allowed the fund to capitalize on the stock market's powerful rally during October and November 2002. A quick December dip into the bond market also enhanced returns.
     For the per-share components of your fund's six-month total returns--starting and ending net asset values, plus income distributions--see page 4.

AS WAR LOOMED, STOCKS POSTED A SIX-MONTH GAIN
After 21/2 years of overall decline, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a 4.5% gain for the six months ended March 31.
     But getting to that healthy return was a roller-coaster ride: The stock market plunged to an almost seven-year low in early October, then surged, then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military

================================================================================
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

                                                                               1
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and  economic   uncertainties--   the  latter  including  rising   unemployment,
industrial weakness, and surging energy prices.
     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-cap stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2003
                                                   -----------------------------
                                                      SIX       ONE         FIVE
                                                   MONTHS      YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                      5.0%    -24.5%        -3.6%
Russell 2000 Index (Small-caps)                      1.4     -27.0         -4.1
Wilshire 5000 Index (Entire market)                  4.5     -24.0         -3.9
MSCI All Country World Index Free
  ex USA (International)                            -0.9     -22.2         -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          3.0%     11.7%         7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                          1.2       9.9          6.1
Citigroup 3-Month Treasury Bill Index                0.7       1.6          4.1
================================================================================
CPI
Consumer Price Index                                 1.8%      3.0%         2.6%
--------------------------------------------------------------------------------
*Annualized.
================================================================================

FED SLASHED SHORT-TERM INTEREST RATES, BUT BOND YIELDS CREPT UPWARD
Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.
     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

================================================================================
ALTHOUGH TECHNOLOGY STOCKS SUSTAINED SOME OF THE WORST LOSSES DURING THE PAST THREE YEARS, THEY RALLIED DURING THE PAST SIX MONTHS.
================================================================================

2
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================================================================================
PORTFOLIO ALLOCATION CHANGES

DATE                     STOCKS     BONDS    CASH
-------------------------------------------------
Starting allocation:
September 30, 2002         100%        0%      0%
December 3, 2002            90        10       0
December 31, 2002          100         0       0
================================================================================

FOR THE FUND, A COMMITMENT TO STOCKS PAID OFF
During the fiscal half-year, the fund's adviser, Mellon Capital Management, followed the same strategy it has pursued since the fund's 1988 inception: assessing the relative attractiveness of stocks, bonds, and cash, then positioning the portfolio accordingly. Since July 2002, Mellon's quantitative model has signaled that stocks offer the most compelling value on a relative basis. That is why, with the exception of a brief (and profitable) December move into the bond market, Vanguard Asset Allocation Fund has been fully committed to equities since mid-2002. (The date and nature of the fund's two asset allocation shifts during the past six months appear in the table above.)
     Although the initial shift to 100% stocks proved untimely--the stock market continued to plunge for a time, dragging the fund down with it--the move ultimately served shareholders well. During the past six months, your fund provided higher total returns than its average peer and its composite benchmark, both of which have a more balanced mix of stocks and bonds. The cost of these better returns was more volatility; the magnitude of Asset Allocation's monthly ups and downs in share price was significantly greater than that of its average peer.
     Although bold asset allocation decisions can produce significant short-term volatility, Mellon's excellent long-term record is reason for confidence in the fund's bullish position on stocks. (Since inception, the fund has produced an annualized return of 10.3%, almost equal to the 10.6% return of the Standard & Poor's 500 Index, with significantly less volatility than the all-stock benchmark.) It's also clear that, whatever the near-term prospects for stocks, given the near-record low interest rates in the market today, the prospects for bonds and cash are far from compelling.

================================================================================
MELLON'S TACTICAL ASSET ALLOCATION MODEL INDICATED THAT STOCKS BOAST COMPELLING VALUE RELATIVE TO BONDS AND CASH.
================================================================================

HOPE FOR THE BEST, BUT PREPARE FOR LESS
On March 24, 2003, we marked yet another anniversary of the stock market's downturn, an occasion that we hope not to revisit next year. But because we can never know for sure what the future will bring, a wise approach is to invest at least some of your assets as if the downturn could continue, while positioning the rest of your portfolio for the stock market's inevitable recovery.

     That's why Vanguard advises holding a balanced portfolio of stock, bond, and money market funds in proportions suited to your unique goals, time horizon, and tolerance for risk. Vanguard Asset Allocation Fund--which offers the opportunity to benefit from changes in the relative values of the asset types--can be one important component of that plan.
     Thank you for entrusting us with your hard-earned money.

Sincerely,

/s/ John J. Brennan

JOHN J. BRENNAN
Chairman and Chief Executive Officer

April 10, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE SEPTEMBER 30, 2002-MARCH 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                             STARTING         ENDING        INCOME       CAPITAL
                          SHARE PRICE    SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Asset Allocation Fund
  Investor Shares              $16.65         $17.48        $0.155        $0.000
  Admiral Shares                37.38          39.26         0.365         0.000
================================================================================

REPORT FROM THE ADVISER

Since we last wrote to you six months ago, the equity market has rebounded modestly. During the six months ended March 31, 2003, the S&P 500 Index rose 5.0%, and your fund outperformed its benchmark. The Investor Shares of Vanguard Asset Allocation Fund had a total return (price change plus reinvested income) of 5.9% for the first half of fiscal 2003; the Admiral Shares returned 6.0%. In comparison, the fund's 65% stock/35% bond benchmark had a total return of 4.1%, and long-term U.S. Treasury Bonds returned 1.4%. Your fund maintained an aggressive allocation of 100% equities for much of the period.

THE INVESTMENT ENVIRONMENT
During the six-month period, stock prices continued to be (temporarily) disconnected from fundamentals--just as they were at the height of the Internet bubble--as headlines about the war and the economy restrained equity markets. Investors focused on the short-run continued to overreact and left in their wake an extremely attractive equity market for long-run investors. Our 100% equity allocation reflects today's large equity risk premium.
     Aggregate U.S. corporate fundamentals remain sound. Corporate cash flows have continued to rise steadily; during 2002, they increased faster than earnings. During 2002, cash flows for companies in the S&P 500 Index rose by 15%. In addition, earnings appear to have troughed and to be on the mend.
Although consensus forecasts have come down slightly, analysts still expect annualized earnings growth of 12% over the next five years. (Profit levels have been so depressed that high growth merely signals a return to more normal times.)
     At Mellon Capital, we view earnings quality as a leading indicator of corporate health (and of future cash flows). We believe that the ratio of cash flow to earnings is a useful proxy for earnings quality. For the S&P 500 Index, the ratio of cash flows to earnings continues to hold up at higher-than-average levels, indicating that current profits are of better-than-average quality; in other words, they are backed by more real dollars, not the phantom sums occasionally produced by generally accepted accounting principles.
     Geopolitical risks are, of course, still on the horizon and on investors' minds, and uncertainty

================================================================================
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT, ALTHOUGH THE FINANCIAL MARKETS ARE VERY EFFICIENT, IMBALANCES CAN BE IDENTIFIED IN THE RELATIVE PRICING OF STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS. IMPLICIT IN THIS APPROACH IS A BELIEF THAT SUCH IMBALANCES OCCUR ONLY PERIODICALLY AND DO NOT PERSIST FOR LONG PERIODS. THE ADVISER ATTEMPTS TO IDENTIFY THESE WINDOWS OF OPPORTUNITY AND TO STRUCTURE THE FUND TO TAKE ADVANTAGE OF THEM.
================================================================================
can lead to continued market volatility in the short term. While not ignoring political risk, we continue to keep our eye on fundamental economic risks. At this point, we don't see a significant risk that economic fundamentals will deteriorate. Further, it is important to remember that the favorable outcome in Iraq may substantially reduce investors' feelings of uncertainty, potentially leading to much lower risk-aversion and thus higher prices for stocks.

OUR SUCCESSES
As the fiscal year began, our analysis was showing a wide spread between the expected returns on stocks and those on bonds. We therefore began the period with an aggressive 100% allocation to stocks. The fund maintained this overweighting with stock mixes that ranged between 90% and 100% over the six months (a period during which the S&P 500 index outperformed the Lehman Long Treasury Index by 3.6 percentage points).
     Our 100% equity allocation was driven by a compelling equity risk premium and by forecasts of solid earnings, cash flow, and growth prospects for corporate America. In addition, we saw that investors generally perceived a level of risk that far exceeded our best estimate of long-run economic risk.

OUR SHORTFALLS
Despite your fund's outperformance during the semiannual period, it remains true that 2002 was a very difficult year for us, and additional patience may be in order.
     Just how much patience? Some perspective can be gained from a look at the prior occasions when our tactical asset allocation (TAA) process has resulted in an all-stocks portfolio. As you know, our process does not often recommend extreme positions. In fact, our TAA model has called for 100% equities on only four other occasions since 1973. (The fund has been in existence since November 1988.) In the TAA framework, return to fair valuation means a return to a 60% allocation to equities. After our past forays to 100% stocks, the move back to 60% has taken roughly a year (and up to 15 months). The current situation--approaching eight months since the initial move--is well within this range.
     On each of the four earlier occasions, our model's 100% equity allocation was followed by substantial positive returns over time (the average S&P 500 return in the 12 months that followed was 27%). But the path has not always been straight up. For example, in the six months immediately following the 100% equity signal in the fall of 1977, equities declined -7.6% before a significant rebound occurred. In any event, we fully expect that the markets will correct the current misvaluation within a very reasonable horizon.

     Equity investors looking for 20%-plus returns might well have to wait awhile, but by our estimate, returns of 10% appear very likely and would be quite attractive in a world with 2.5% inflation and bond yields between 5% and 6%.

OUR PORTFOLIO POSITION
After updating and reevaluating our data, we can report that there has been no change in our view that the U.S. equity market presents a compelling opportunity. Our asset allocation approach has worked over the long haul. Recently, with the S&P 500 Index near 850, we recalculated our expected return on equities. Our analysis shows that the index should deliver a return of about 10.6% per year over the next ten years. High-grade corporate bonds are currently trading at a yield of about 5.7%. All told, the Mellon Capital expected risk premium on stocks remains compelling at around 4.9% per year (the long-run average risk premium has been 3.6%).
     Of course, the figures cited here are our estimates; there is no way to know, with certainty, what returns the future will bring. Nevertheless, if our estimates are correct, now is a great time to have a large overweighting in stocks. We remain confident that your fund will be handsomely rewarded for bearing the risk of our current 100% stock allocation.

William L. Fouse, CFA
Mellon Capital Management Corporation

April 16, 2003

FUND PROFILE                                                As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 10-11.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
--------------------------------------
TOTAL FUND CHARACTERISTICS

Turnover Rate                  74%*
Expense Ratio
  Investor Shares            0.44%*
  Admiral Shares             0.34%*
Cash Investments              0.0%
--------------------------------------

---------------------------------------------
TEN LARGEST STOCKS (% of equities)

Microsoft Corp.                          3.3%
 (software)
General Electric Co.                     3.2
 (conglomerates)
ExxonMobil Corp.                         3.0
 (oil)
Wal-Mart Stores, Inc.                    2.9
 (retail)
Pfizer, Inc.                             2.5
 (pharmaceuticals)
Citigroup, Inc.                          2.3
 (banking)
Johnson & Johnson                        2.2
 (pharmaceuticals)
International Business Machines Corp.    1.7
 (computer hardware)
American International Group, Inc.       1.6
 (insurance)
Merck & Co., Inc.                        1.6
 (pharmaceuticals)
---------------------------------------------
Top Ten                                 24.3%
---------------------------------------------
Top Ten as % of Total Net Assets        18.6%
--------------------------------------------------------------------------------
The "Ten Largest Stocks" excludes any temporary cash investments and equity index products.
================================================================================

----------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                       COMPARATIVE             BROAD
                FUND       INDEX**     FUND   INDEX+
----------------------------------------------------
R-Squared       0.91          1.00     0.87     1.00
Beta            1.29          1.00     0.70     1.00
----------------------------------------------------

-------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                          COMPARATIVE         BROAD
                               FUND           INDEX**        INDEX+
-------------------------------------------------------------------
Auto & Transportation          2.5%              2.5%          2.5%
Consumer Discretionary        13.7              13.7          15.3
Consumer Staples               8.1               8.1           7.1
Financial Services            21.1              21.1          22.0
Health Care                   15.5              15.5          14.8
Integrated Oils                4.8               4.8           3.9
Other Energy                   1.5               1.5           2.3
Materials & Processing         3.1               3.1           3.7
Producer Durables              3.6               3.6           3.8
Technology                    13.9              13.9          13.1
Utilities                      7.3               7.3           6.9
Other                          4.7               4.9           4.6
-------------------------------------------------------------------

------------------------
FUND ASSET ALLOCATION++

STOCKS 100%
------------------------

 *Annualized.
**S&P 500 Index.
 +Wilshire 5000 Index.
++Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

-------------------------------------------------------------------
EQUITY CHARACTERISTICS

                                 COMPARATIVE      BROAD
                           FUND       INDEX*    INDEX**
-------------------------------------------------------
Number of Stocks          502           500      5,590
Median Market Cap        $44.2B       $44.2B     $26.1B
Price Earnings Ratio      19.9x        19.9x      20.4x
Price/Book Ratio           2.6x         2.6x       2.4x
Dividend Yield             1.9%         1.9%       1.8%
Return on Equity          22.7%        22.7%      20.9%
Earnings Growth Rate       8.1%         8.1%       8.4%
Foreign Holdings           0.3%         0.3%       0.3%
-------------------------------------------------------

------------------------
EQUITY INVESTMENT FOCUS

STYLE - BLEND
MARKET CAP - LARGE
------------------------


-------------------------------------------------------------
FIXED INCOME CHARACTERISTICS

                          COMPARATIVE             BROAD
                   FUND        INDEX+           INDEX++
-------------------------------------------------------
Number of Bonds       0           42             7,352
Average Coupon       --          7.6%              6.1%
Average Maturity     --         18.9 years         6.8 years
Average Quality      --         Treasury           Aaa
Average Duration     --         11.3 years         3.9 years
-------------------------------------------------------------

----------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY - TREASURY/AGENCY
AVERAGE MATURITY - LONG
---------------------------------

As of March 31, 2003, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

 *S&P 500 Index.
**Wilshire 5000 Index.
 +Lehman Long Treasury Index.
++Lehman Aggregate Bond Index.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
================================================================================

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ASSET ALLOCATION FUND INVESTOR SHARES
--------------------------------------------------------------------------------

Total Investment Returns (%) September 30, 1992-March 31, 2003


            ASSET ALLOCATION FUND      COMPOSITE
               INVESTOR SHARES            INDEX*
FISCAL   CAPITAL    INCOME     TOTAL       TOTAL
YEAR      RETURN    RETURN    RETURN      RETURN
------------------------------------------------
1993       10.7%      4.7%     15.4%       15.5%
1994       -5.2       3.1      -2.1        -1.5
1995       23.6       5.0      28.6        27.4
1996       11.1       4.2      15.3        13.9
1997       24.7       4.7      29.4        30.4
1998       11.5       3.7      15.2        14.2
1999       10.5       4.2      14.7        14.4
2000        7.0       4.4      11.4        12.4
2001      -16.6       3.1     -13.5       -13.8
2002      -18.5       2.1     -16.4        -8.8
2003**      5.0       0.9       5.9         4.1

 *65% S&P 500 Index, 35% Lehman Long Treasury Index.
**Six months ended March 31, 2003.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

                                                             TEN YEARS
                                       ONE     FIVE   --------------------------
                  INCEPTION DATE      YEAR    YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Asset Allocation Fund
  Investor Shares      11/3/1988   -18.11%   -0.54%     4.79%     3.64%    8.43%
  Admiral Shares       8/13/2001   -18.04   -11.90*       --        --       --
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                           FOR             WITHHELD        PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan         5,926,100,285          106,812,755                 98.2%
Charles D. Ellis        5,923,994,729          108,918,311                 98.2
Rajiv L. Gupta          5,914,398,091          118,514,950                 98.0
JoAnn Heffernan Heisen  5,924,536,911          108,376,130                 98.2
Burton G. Malkiel       5,909,776,794          123,136,247                 98.0
Alfred M. Rankin, Jr.   5,928,736,052          104,176,988                 98.3
J. Lawrence Wilson      5,916,733,430          116,179,610                 98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                         BROKER
FOR                 AGAINST           ABSTAIN         NON-VOTES   PERCENTAGE FOR
--------------------------------------------------------------------------------
5,011,030,346    231,695,446      130,267,095       191,141,632            90.1%
--------------------------------------------------------------------------------

- Change the fund's policy on borrowing money. This change enables the fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

--------------------------------------------------------------------------------
                                                        BROKER
FOR                   AGAINST       ABSTAIN          NON-VOTES    PERCENTAGE FOR
--------------------------------------------------------------------------------
4,939,833,976     264,589,319   168,569,591        191,141,632             88.8%
--------------------------------------------------------------------------------
================================================================================


Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                  MARCH 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market-value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                      SHARES          (000)
----------------------------------------------------------------
COMMON STOCKS (76.4%)(1)
----------------------------------------------------------------
  Microsoft Corp.                       7,113,200        172,211
  General Electric Co.                  6,608,000        168,504
  ExxonMobil Corp.                      4,468,140        156,162
  Wal-Mart Stores, Inc.                 2,930,900        152,495
  Pfizer, Inc.                          4,091,825        127,501
  Citigroup, Inc.                       3,411,161        117,516
  Johnson & Johnson                     1,971,494        114,090
  International Business
    Machines Corp.                      1,122,500         88,038
  American International
    Group, Inc.                         1,733,154         85,704
  Merck & Co., Inc.                     1,490,500         81,650
  Procter & Gamble Co.                    859,444         76,534
  Intel Corp.                           4,399,000         71,616
  Bank of America Corp.                   998,588         66,746
  The Coca-Cola Co.                     1,644,900         66,586
  Verizon Communications                1,816,732         64,222
* Cisco Systems, Inc.                   4,722,600         61,299
  Wells Fargo & Co.                     1,125,010         50,614
* Amgen, Inc.                             854,672         49,186
* Dell Computer Corp.                   1,719,000         46,946
  ChevronTexaco Corp.                     709,858         45,892
  PepsiCo, Inc.                         1,147,010         45,880
  SBC Communications Inc.               2,203,314         44,199
* Comcast Corp. Class A                 1,531,475         43,785
  Fannie Mae                              659,600         43,105
* Viacom Inc. Class B                   1,169,208         42,700
================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
  Eli Lilly & Co.                         746,800         42,680
  United Parcel Service, Inc.             747,000         42,579
  Altria Group, Inc.                    1,373,900         41,162
  Abbott Laboratories                   1,038,900         39,073
* Oracle Corp.                          3,502,400         37,998
  Home Depot, Inc.                      1,544,300         37,619
  Pharmacia Corp.                         858,757         37,184
  Medtronic, Inc.                         810,400         36,565
  3M Co.                                  258,600         33,626
  Wyeth                                   878,400         33,221
* AOL Time Warner Inc.                  2,971,000         32,265
  Hewlett-Packard Co.                   2,022,832         31,455
  J.P. Morgan Chase & Co.               1,322,168         31,349
  Wachovia Corp.                          907,232         30,909
  American Express Co.                    872,735         29,001
  Morgan Stanley                          724,900         27,800
  Bristol-Myers Squibb Co.              1,284,060         27,132
  Bank One Corp.                          776,535         26,884
  BellSouth Corp.                       1,238,600         26,841
  Anheuser-Busch Cos., Inc.               568,228         26,485
  E.I. du Pont de Nemours & Co.           658,467         25,588
  Freddie Mac                             461,200         24,490
  U.S. Bancorp                          1,269,177         24,089
  ConocoPhillips                          448,615         24,046
  The Walt Disney Co.                   1,353,200         23,032
  Washington Mutual, Inc.                 628,611         22,171
  Gillette Co.                            700,800         21,683
  The Goldman Sachs Group, Inc.           313,700         21,357
================================================================================

================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
  Lowe's Cos., Inc.                       516,200         21,071
  Merrill Lynch & Co., Inc.               573,500         20,302
  Walgreen Co.                            679,200         20,023
  Colgate-Palmolive Co.                   358,900         19,539
  Fifth Third Bancorp                     384,412         19,274
  QUALCOMM Inc.                           521,600         18,809
  Texas Instruments, Inc.               1,148,800         18,806
  First Data Corp.                        501,000         18,542
  UnitedHealth Group Inc.                 201,300         18,453
  United Technologies Corp.               316,000         18,259
  Target Corp.                            601,736         17,607
* eBay Inc.                               205,100         17,493
  Schering-Plough Corp.                   972,100         17,333
  Cardinal Health, Inc.                   300,525         17,121
  Tyco International Ltd.               1,322,495         17,007
  Dow Chemical Co.                        603,817         16,671
  FleetBoston Financial Corp.             694,823         16,592
  Kimberly-Clark Corp.                    342,192         15,556
  Allstate Corp.                          467,354         15,502
  Marsh & McLennan Cos., Inc.             355,200         15,142
  Schlumberger Ltd.                       386,300         14,683
  Lockheed Martin Corp.                   301,782         14,350
  HCA Inc.                                342,845         14,180
  The Boeing Co.                          556,386         13,943
* Clear Channel
    Communications, Inc.                  406,100         13,775
* Applied Materials, Inc.               1,091,000         13,725
  Southern Co.                            474,700         13,501
* Forest Laboratories, Inc.               241,200         13,018
  MBNA Corp.                              846,875         12,745
  Emerson Electric Co.                    279,100         12,657
* Kohl's Corp.                            223,300         12,634
  Motorola, Inc.                        1,524,320         12,591
  General Motors Corp.                    371,504         12,490
  Gannett Co., Inc.                       176,900         12,459
  Metropolitan Life Insurance Co.         465,000         12,267
  Automatic Data Processing, Inc.         397,600         12,242
  McDonald's Corp.                        844,400         12,210
  Honeywell International Inc.            568,750         12,149
* AT&T Wireless Services Inc.           1,794,989         11,847
  Illinois Tool Works, Inc.               203,100         11,810
  SLM Corp.                               102,300         11,347
  Dominion Resources, Inc.                204,678         11,333
  National City Corp.                     405,182         11,284
  Caterpillar, Inc.                       228,100         11,223
  Sysco Corp.                             438,700         11,161
  General Mills, Inc.                     243,800         11,105
* Boston Scientific Corp.                 269,800         10,997
  Prudential Financial, Inc.              375,900         10,995
  AFLAC Inc.                              342,800         10,987
  FedEx Corp.                             197,420         10,872
  Alcoa Inc.                              559,536         10,844
================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
  International Paper Co.                 319,110         10,786
  Exelon Corp.                            213,625         10,769
* EMC Corp.                             1,460,024         10,556
  Northrop Grumman Corp.                  121,845         10,454
  The Bank of New York Co., Inc.          508,800         10,430
  BB&T Corp.                              319,700         10,048
  SunTrust Banks, Inc.                    188,700          9,935
  Sara Lee Corp.                          519,300          9,711
* Yahoo! Inc.                             396,600          9,526
  Travelers Property Casualty
    Corp. Class B                         666,389          9,403
  Carnival Corp.                          388,900          9,376
  ALLTEL Corp.                            206,200          9,230
  Union Pacific Corp.                     167,600          9,218
  Tribune Co.                             203,202          9,146
  Lehman Brothers Holdings, Inc.          157,800          9,113
  Ford Motor Co.                        1,210,408          9,102
  NIKE, Inc. Class B                      176,600          9,081
* Costco Wholesale Corp.                  301,512          9,054
  Stryker Corp.                           131,000          8,993
  Avon Products, Inc.                     156,300          8,917
* Cendant Corp.                           689,034          8,751
  Waste Management, Inc.                  405,010          8,578
* NEXTEL Communications, Inc.             640,100          8,571
  Duke Energy Corp.                       589,062          8,565
  Progressive Corp. of Ohio               144,300          8,559
  The Gap, Inc.                           587,337          8,511
  Wm. Wrigley Jr. Co.                     149,400          8,441
  Kellogg Co.                             271,500          8,321
  AT&T Corp.                              509,895          8,260
  PNC Financial Services Group            188,400          7,984
  Harley-Davidson, Inc.                   200,400          7,958
  Maxim Integrated Products, Inc.         213,600          7,715
* WellPoint Health Networks Inc.
    Class A                                99,000          7,598
  Raytheon Co.                            267,500          7,589
  Anadarko Petroleum Corp.                164,833          7,500
  Occidental Petroleum Corp.              249,500          7,475
  Baxter International, Inc.              398,100          7,421
  General Dynamics Corp.                  133,800          7,368
  Southwest Airlines Co.                  512,550          7,360
  Golden West Financial Corp.             102,300          7,358
* Guidant Corp.                           202,600          7,334
  ConAgra Foods, Inc.                     355,900          7,147
  The McGraw-Hill Cos., Inc.              128,500          7,143
  Entergy Corp.                           148,200          7,136
  FPL Group, Inc.                         120,700          7,113
  Equity Office Properties Trust REIT     276,500          7,037
  Newmont Mining Corp.
   (Holding Company)                      266,146          6,960
  Sprint Corp.                            592,100          6,957
  Weyerhaeuser Co.                        145,100          6,940
================================================================================

================================================================================
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                      SHARES          (000)
----------------------------------------------------------------
  Paychex, Inc.                           249,150          6,844
* The Kroger Co.                          520,400          6,843
  H.J. Heinz Co.                          232,700          6,795
  State Street Corp.                      214,800          6,794
  Omnicom Group Inc.                      124,600          6,750
  The Clorox Co.                          146,100          6,745
* Sun Microsystems, Inc.                2,068,100          6,742
* Bed Bath & Beyond, Inc.                 193,600          6,687
  Baker Hughes, Inc.                      223,360          6,685
* Analog Devices, Inc.                    242,400          6,666
* Starbucks Corp.                         257,500          6,633
  Danaher Corp.                           100,400          6,602
  Apache Corp.                            106,103          6,551
  Mattel, Inc.                            289,687          6,518
  Charles Schwab Corp.                    901,375          6,508
  Linear Technology Corp.                 209,400          6,464
  XL Capital Ltd. Class A                  90,100          6,377
  KeyCorp                                 282,400          6,371
  Burlington Resources, Inc.              133,385         6,364
* Zimmer Holdings, Inc.                   129,326          6,289
  Burlington Northern
    Santa Fe Corp.                        251,696          6,267
  TJX Cos., Inc.                          355,800          6,262
  Air Products & Chemicals, Inc.          150,700          6,244
  FirstEnergy Corp.                       197,358          6,217
  CVS Corp.                               260,300          6,208
  Deere & Co.                             158,100          6,207
* Anthem, Inc.                             93,600          6,201
  Progress Energy, Inc.                   156,454          6,125
  Mellon Financial Corp.                  287,700          6,117
  Masco Corp.                             328,200          6,111
  Praxair, Inc.                           107,200          6,041
  Halliburton Co.                         289,300          5,997
  The Hartford Financial
    Services Group Inc.                   169,600          5,985
  American Electric Power Co., Inc.       258,160          5,899
  SouthTrust Corp.                        229,800          5,867
  Becton, Dickinson & Co.                 170,100          5,858
  Allergan, Inc.                           85,600          5,839
  The Principal Financial Group, Inc.     212,900          5,778
* Best Buy Co., Inc.                      213,100          5,747
* Apollo Group, Inc. Class A              115,100          5,744
  Eastman Kodak Co.                       193,400          5,725
* St. Jude Medical, Inc.                  117,300          5,718
  Campbell Soup Co.                       271,900          5,710
* Staples, Inc.                           310,500          5,692
  Hershey Foods Corp.                      90,500          5,671
  Franklin Resources Corp.                172,200          5,667
* Lexmark International, Inc.              83,600          5,597
  Electronic Data Systems Corp.           317,800          5,593
  Coca-Cola Enterprises, Inc.             297,300          5,557
* Safeway, Inc.                           292,400          5,535
================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
* MedImmune Inc.                          166,300          5,460
  Consolidated Edison Inc.                141,300          5,436
* Electronic Arts Inc.                     92,500          5,424
* Tenet Healthcare Corp.                  323,850          5,408
  Public Service Enterprise
    Group, Inc.                           146,500          5,375
  John Hancock Financial
    Services, Inc.                        192,100          5,337
  Biomet, Inc.                            173,950          5,332
* Xilinx, Inc.                            223,600          5,235
  Computer Associates
     International, Inc.                  382,200          5,221
* Intuit, Inc.                            139,800          5,201
* Genzyme Corp.-General Division          142,000          5,176
  H & R Block, Inc.                       119,800          5,114
  Marriott International, Inc. Class A    159,700          5,080
  PPG Industries, Inc.                    112,400          5,067
  Sears, Roebuck & Co.                    209,500          5,059
  The Chubb Corp.                         113,800          5,044
  Ace, Ltd.                               173,900          5,034
  Pitney Bowes, Inc.                      157,600          5,031
  Newell Rubbermaid, Inc.                 177,109          5,021
  Devon Energy Corp.                      103,800          5,005
  Marathon Oil Corp.                      205,700          4,931
  Aetna Inc.                               99,806          4,921
  Loews Corp.                             123,300          4,912
  Adobe Systems, Inc.                     158,500          4,887
  McKesson Corp.                          192,465          4,798
  Countrywide Financial Corp.              83,400          4,796
* Veritas Software Corp.                  272,200          4,785
* Yum! Brands, Inc.                       196,600          4,783
  Norfolk Southern Corp.                  257,600          4,781
  St. Paul Cos., Inc.                     149,956          4,769
  Regions Financial Corp.                 146,600          4,750
  Albertson's, Inc.                       251,736          4,745
  Moody's Corp.                           102,300          4,729
  AmSouth Bancorp                         237,200          4,716
* International Game Technology            57,400          4,701
* Chiron Corp.                            125,100          4,691
  Archer-Daniels-Midland Co.              431,172          4,657
  Unocal Corp.                            172,439          4,537
* KLA-Tencor Corp.                        125,300          4,504
* AutoZone Inc.                            65,300          4,487
  Northern Trust Corp.                    146,800          4,470
* Corning, Inc.                           763,500          4,459
  Limited Brands, Inc.                    345,776          4,450
  Simon Property Group, Inc. REIT         123,300          4,418
  Capital One Financial Corp.             147,000          4,412
  Comerica, Inc.                          115,850          4,388
  Equity Residential REIT                 181,900          4,378
  Rohm & Haas Co.                         146,439          4,361
  New York Times Co. Class A              100,400          4,332
================================================================================

================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
  Ingersoll-Rand Co.                      112,150          4,328
  Transocean Inc.                         211,507          4,325
  DTE Energy Co.                          111,000          4,290
  Avery Dennison Corp.                     72,800          4,271
  Bear Stearns Co., Inc.                   65,087          4,270
  Fortune Brands, Inc.                     99,400          4,261
  Johnson Controls, Inc.                   58,800          4,259
  CIGNA Corp.                              92,700          4,238
  Ecolab, Inc.                             85,800          4,233
  Aon Corp.                               202,925          4,197
  Charter One Financial, Inc.             151,520          4,191
* Xerox Corp.                             479,696          4,173
* Quest Diagnostics, Inc.                  69,900          4,172
* Agilent Technologies, Inc.              308,147          4,052
* Computer Sciences Corp.                 124,000          4,036
  CSX Corp.                               141,100          4,024
* Fiserv, Inc.                            127,250          4,006
* SunGard Data Systems, Inc.              187,400          3,992
  Ameren Corp.                            102,200          3,991
* Qwest Communications
    International Inc.                  1,114,572          3,890
  PACCAR, Inc.                             76,810          3,861
* Symantec Corp.                           98,200          3,847
  PPL Corp.                               107,700          3,835
  TXU Corp.                               214,841          3,835
* Nabors Industries, Inc.                  95,800          3,820
  May Department Stores Co.               191,000          3,799
  Cincinnati Financial Corp.              107,200          3,760
  MBIA, Inc.                               97,150          3,754
  Cinergy Corp.                           111,318          3,746
  Jefferson-Pilot Corp.                    97,300          3,744
* Univision Communications Inc.           151,900          3,723
* Federated Department Stores, Inc.       132,800          3,721
  Marshall & Ilsley Corp.                 145,300          3,714
  Cintas Corp.                            112,600          3,705
  AmerisourceBergen Corp.                  70,200          3,686
* PG&E Corp.                              271,500          3,652
  Kinder Morgan, Inc.                      80,800          3,636
* Lucent Technologies, Inc.             2,466,071          3,625
* BJ Services Co.                         103,900          3,573
  Ambac Financial Group, Inc.              70,250          3,549
  Family Dollar Stores, Inc.              114,800          3,545
  Genuine Parts Co.                       115,750          3,532
  Synovus Financial Corp.                 197,050          3,525
  J.C. Penney Co., Inc.
   (Holding Company)                      177,400          3,484
  Union Planters Corp.                    132,300          3,478
* Altera Corp.                            253,200          3,428
  Sempra Energy                           135,692          3,387
  Lincoln National Corp.                  120,900          3,385
  Xcel Energy, Inc.                       263,995          3,382
  The Pepsi Bottling Group, Inc.          188,100          3,373
================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
* Apple Computer, Inc.                    237,900          3,364
  KeySpan Corp.                           103,600          3,341
  First Tennessee National Corp.           83,100          3,300
* American Standard Cos., Inc.             47,700          3,280
  Eaton Corp.                              46,700          3,267
* Micron Technology, Inc.                 400,300          3,258
  Dover Corp.                             134,400          3,255
  ITT Industries, Inc.                     60,800          3,247
  Knight Ridder                            55,000          3,218
* Concord EFS, Inc.                       339,400          3,190
  North Fork Bancorp, Inc.                108,000          3,181
  SAFECO Corp.                             90,900          3,179
* PeopleSoft, Inc.                        207,100          3,169
  Starwood Hotels & Resorts
    Worldwide, Inc.                       132,300          3,147
  UST, Inc.                               112,200          3,097
  Brown-Forman Corp. Class B               39,900          3,068
  EOG Resources, Inc.                      76,900          3,042
  Parker Hannifin Corp.                    78,225          3,030
  Constellation Energy Group, Inc.        109,050          3,024
  MeadWestvaco Corp.                      132,598          3,021
  Health Management Associates
    Class A                               157,900          3,000
* Edison International                    216,000          2,957
* Biogen, Inc.                             98,500          2,951
  Huntington Bancshares Inc.              158,587          2,948
  NiSource, Inc.                          161,573          2,941
* Sprint PCS                              667,300          2,909
  Hilton Hotels Corp.                     249,400          2,896
  Monsanto Co.                            173,206          2,841
  Torchmark Corp.                          79,000          2,828
* Noble Corp.                              88,800          2,790
  Molex, Inc.                             128,150          2,753
  VF Corp.                                 72,528          2,729
* Novellus Systems, Inc.                   99,700          2,719
  Kerr-McGee Corp.                         66,497          2,700
  Dollar General Corp.                    220,988          2,698
  MGIC Investment Corp.                    67,700          2,659
  Plum Creek Timber Co. Inc. REIT         122,600          2,647
* Harrah's Entertainment, Inc.             74,000          2,642
  W.W. Grainger, Inc.                      61,400          2,634
  Sherwin-Williams Co.                     99,600          2,632
* JDS Uniphase Corp.                      921,500          2,626
  Amerada Hess Corp.                       59,200          2,620
* AutoNation, Inc.                        204,100          2,602
  CenturyTel, Inc.                         94,050          2,596
  Zions Bancorp                            60,000          2,567
  Rockwell Automation, Inc.               123,100          2,548
* Siebel Systems, Inc.                    317,908          2,546
  IMS Health, Inc.                        162,408          2,535
* Network Appliance, Inc.                 226,400          2,533
  Delphi Corp.                            370,718          2,532
================================================================================

================================================================================
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                      SHARES          (000)
----------------------------------------------------------------
  RadioShack Corp.                        113,228          2,524
  Textron, Inc.                            91,500          2,513
* Office Depot, Inc.                      205,000          2,425
  Tiffany & Co.                            96,500          2,413
* BMC Software, Inc.                      158,900          2,398
  Leggett & Platt, Inc.                   129,600          2,369
  Interpublic Group of Cos., Inc.         254,700          2,369
  El Paso Corp.                           389,898          2,359
* Jones Apparel Group, Inc.                85,400          2,343
* Jabil Circuit, Inc.                     132,200          2,314
  Georgia Pacific Group                   166,345          2,312
* QLogic Corp.                             61,800          2,295
  Apartment Investment &
    Management Co. Class A REIT            62,100          2,265
* Broadcom Corp.                          181,900          2,246
  McCormick & Co., Inc.                    92,900          2,243
* Sealed Air Corp.                         55,715          2,236
  Rockwell Collins, Inc.                  121,300          2,228
  Applera Corp.-Applied Biosystems
    Group                                 140,200          2,219
  Centex Corp.                             40,800          2,218
  Whirlpool Corp.                          45,100          2,211
  Cooper Industries, Inc. Class A          61,657          2,202
  T. Rowe Price Group Inc.                 81,100          2,199
  C.R. Bard, Inc.                          34,300          2,163
  Household International, Inc.            78,722          2,153
  Sigma-Aldrich Corp.                      48,200          2,144
  Liz Claiborne, Inc.                      69,100          2,137
* Pactiv Corp.                            105,100          2,134
  Wendy's International, Inc.              76,700          2,110
  Ball Corp.                               37,600          2,094
* National Semiconductor Corp.            119,800          2,041
* Watson Pharmaceuticals, Inc.             70,800          2,037
  Vulcan Materials Co.                     67,200          2,031
  Pulte Homes, Inc.                        40,500          2,031
  Pinnacle West Capital Corp.              61,000          2,028
  Darden Restaurants Inc.                 113,500          2,026
* Thermo Electron Corp.                   109,900          1,989
* Unisys Corp.                            214,400          1,985
  Nucor Corp.                              51,700          1,973
  Dow Jones & Co., Inc.                    55,400          1,963
  International Flavors &
    Fragrances, Inc.                       62,700          1,949
* King Pharmaceuticals, Inc.              161,166          1,923
* Phelps Dodge Corp.                       59,003          1,916
  R.J. Reynolds Tobacco
    Holdings, Inc.                         59,100          1,907
* Citizens Communications Co.             190,300          1,899
  Equifax, Inc.                            95,000          1,899
  Alberto-Culver Co. Class B               38,500          1,897
  Black & Decker Corp.                     53,500          1,865
  Sunoco, Inc.                             50,667          1,853
================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
* American Power Conversion Corp.         129,900          1,850
* Waters Corp.                             86,600          1,832
  Engelhard Corp.                          85,150          1,824
  Fluor Corp.                              53,300          1,795
* Mercury Interactive Corp.                57,100          1,695
  Janus Capital Group Inc.                147,400          1,679
  Deluxe Corp.                             41,400          1,661
* Solectron Corp.                         546,400          1,650
  Williams Cos., Inc.                     359,900          1,648
* Freeport-McMoRan Copper &
    Gold, Inc. Class B                     96,000          1,637
  Pall Corp.                               81,466          1,629
  Hasbro, Inc.                            114,800          1,595
* Tellabs, Inc.                           272,800          1,580
  UnumProvident Corp.                     159,991          1,568
* Robert Half International, Inc.         115,800          1,541
* Sabre Holdings Corp.                     95,919          1,526
* Citrix Systems, Inc.                    115,300          1,517
  KB HOME                                  32,800          1,491
  Eastman Chemical Co.                     51,250          1,486
* Convergys Corp.                         112,300          1,482
  Bemis Co., Inc.                          35,100          1,476
  Nordstrom, Inc.                          89,500          1,450
* Teradyne, Inc.                          122,800          1,429
  CenterPoint Energy Inc.                 201,622          1,421
  Scientific-Atlanta, Inc.                103,400          1,421
* Advanced Micro Devices, Inc.            227,000          1,403
* Sanmina-SCI Corp.                       344,500          1,392
  R.R. Donnelley & Sons Co.                75,100          1,376
* Comverse Technology, Inc.               121,500          1,374
  SuperValu Inc.                           88,600          1,373
  The Stanley Works                        57,200          1,372
  Ashland, Inc.                            45,600          1,353
* AES Corp.                               373,400          1,352
  Symbol Technologies, Inc.               156,650          1,349
  Temple-Inland Inc.                       35,600          1,331
* Reebok International Ltd.                40,100          1,317
* NVIDIA Corp.                            100,900          1,297
* Providian Financial Corp.               191,600          1,257
  Meredith Corp.                           32,900          1,256
  Rowan Cos., Inc.                         63,800          1,254
* Manor Care, Inc.                         64,800          1,246
  Winn-Dixie Stores, Inc.                  93,200          1,232
  TECO Energy, Inc.                       115,800          1,231
* CIENA Corp.                             278,800          1,218
* NCR Corp.                                64,900          1,190
  Bausch & Lomb, Inc.                      35,800          1,177
* Toys R Us, Inc.                         140,400          1,175
  Adolph Coors Co. Class B                 24,000          1,164
  Autodesk, Inc.                           75,800          1,157
  Brunswick Corp.                          59,600          1,132
* LSI Logic Corp.                         250,100          1,130
================================================================================

================================================================================
                                                          MARKET
                                                          VALUE*
                                           SHARES          (000)
----------------------------------------------------------------
* Humana Inc.                             114,100          1,095
* ADC Telecommunications, Inc.            527,900          1,087
* Allied Waste Industries, Inc.           134,700          1,076
  Goodrich Corp.                           75,800          1,066
* Millipore Corp.                          31,700          1,037
* Navistar International Corp.             41,280          1,016
* Tektronix, Inc.                          58,800          1,008
  Maytag Corp.                             51,600            982
* Quintiles Transnational Corp.            80,300            976
  Snap-On Inc.                             38,750            959
  Peoples Energy Corp.                     24,600            880
* Big Lots Inc.                            77,800            875
* Compuware Corp.                         257,700            874
  Ryder System, Inc.                       41,300            847
  Boise Cascade Corp.                      38,500            841
* TMP Worldwide, Inc.                      75,700            812
  NICOR Inc.                               29,200            798
  Circuit City Stores, Inc.               142,200            739
  Great Lakes Chemical Corp.               33,300            739
* Calpine Corp.                           221,000            729
  Delta Air Lines, Inc.                    81,700            727
  Dillard's Inc.                           55,900            722
  Cummins Inc.                             28,500            701
  Dana Corp.                               98,459            695
  Crane Co.                                39,637            690
  PerkinElmer, Inc.                        77,300            687
* PMC Sierra Inc.                         115,400            687
* Applied Micro Circuits Corp.            208,800            681
  Worthington Industries, Inc.             56,750            677
* Hercules, Inc.                           73,700            641
  United States Steel Corp.                64,640            635
  Dynegy, Inc.                            239,200            624
  Cooper Tire & Rubber Co.                 48,800            595
  The Goodyear Tire & Rubber Co.          113,000            584
* Louisiana-Pacific Corp.                  72,900            578
* American Greetings Corp. Class A         43,500            570
  Tupperware Corp.                         40,900            565
* Thomas & Betts Corp.                     39,300            557
* Gateway, Inc.                           224,700            530
* Novell, Inc.                            241,200            519
  Visteon Corp.                            86,603            514
  Allegheny Energy, Inc.                   81,700            507
* Mirant Corp.                            281,714            451
* Avaya Inc.                              215,264            439
  CMS Energy Corp.                         93,300            411
* Parametric Technology Corp.             187,600            407
* Andrew Corp.                             62,475            344
* Power-One, Inc.                          53,600            236
  Allegheny Technologies Inc.              60,055            174
* McDermott International, Inc.            41,600            121
----------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $5,567,355) 5,194,808
================================================================================
                                             FACE         Market
                                           AMOUNT         Value*
                                            (000)          (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (24.3%)(1)
----------------------------------------------------------------
U.S. Treasury Bill (1.8%)
(2) 1.06%, 6/12/2003 122,000 121,733
Commercial Paper (19.5%)
ABN AMRO North America Finance, Inc.
    1.27%, 4/7/2003                       100,000         99,979
    1.29%, 4/8/2003                        49,000         48,988
American Honda Finance Co.
    1.25%, 4/25/2003                       25,000         24,979
    1.28%, 4/9/2003                        25,000         24,993
    1.28%, 4/10/2003                       25,000         24,992
Bank of Montreal
    1.27%, 4/10/2003                       50,000         49,985
Barclays US Funding Corp.
    1.26%, 5/7/2003                        75,000         74,909
Ciesco LP
    1.24%, 4/29/2003                       50,000         49,952
    1.25%, 4/3/2003                            80             80
    1.25%, 4/23/2003                       36,625         36,491
Citicorp, Inc.
    1.25%, 5/9/2003                        11,000         10,986
    1.28%, 4/8/2003                        50,000         49,988
    1.28%, 4/14/2003                       25,000         24,989
Dresdner US Finance Corp.
    1.26%, 4/22/2003                       40,000         39,970
    1.35%, 4/14/2003                       17,000         16,992
E.I. du Pont de Nemours & Co.
    1.22%, 5/2/2003                        18,000         17,981
General Electric Capital Corp.
    1.26%, 4/24/2003                       31,240         31,216
    1.26%, 5/15/2003                       45,200         45,133
Goldman, Sachs & Co.
    1.17%, 5/23/2003                       50,000         49,911
    1.26%, 5/30/2003                       49,000         48,901
International Lease Finance Corp.
    1.23%, 5/19/2003                       50,000         49,920
    1.28%, 4/11/2003                       50,000         49,983
Lloyds TSB Bank
    1.14%, 6/13/2003                       49,000         48,883
Merrill Lynch & Co., Inc.
    1.13%, 4/30/2003                       49,000         48,955
MetLife Funding, Inc.
    1.25%, 4/10/2003                       50,000         50,000
J.P. Morgan Chase & Co.
    1.26%, 6/25/2003                       50,000         49,857
Paccar Financial Corp.
    1.23%, 5/1/2003                        19,123         19,104
    1.24%, 4/24/2003                       15,000         14,989
    1.25%, 4/9/2003                        50,000         49,986
Sanpaolo IMI US, Inc.
    1.24%, 5/14/2003                      100,000         99,852
================================================================================

================================================================================
                                             FACE         Market
                                           AMOUNT         Value*
ASSET ALLOCATION FUND                       (000)          (000)
----------------------------------------------------------------
Svenska Handelsbanken Inc.
    1.255%, 4/2/2003                        8,100          8,100
UBS Finance, Inc.
    1.15%, 5/12/2003                       63,300         63,213
                                                     -----------
                                                       1,324,257
                                                     -----------
Repurchase Agreements (3.0%)
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
    1.32%, 4/1/2003                       201,329        201,329
    1.32%, 4/1/2003--Note F                 4,053          4,053

205,382
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $1,651,463)                                     1,651,372
----------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
 (Cost $7,218,818)                                     6,846,180
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
Other Assets--Note C                                     18,446
Liabilities--Note F                                     (65,664)
                                                     -----------
                                                        (47,218)
                                                     -----------
----------------------------------------------------------------
NET ASSETS (100%)                                    $6,798,962
================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.3% and 0.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

================================================================================
                                                          AMOUNT
                                                           (000)
----------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
Paid-in Capital                                      $7,905,679
Undistributed Net Investment Income                      15,915
Accumulated Net Realized Losses                        (811,732)
Unrealized Appreciation (Depreciation)
  Investment Securities                                (372,638)
  Futures Contracts                                      61,738
----------------------------------------------------------------
NET ASSETS                                           $6,798,962
================================================================

Investor Shares--Net Assets
Applicable to 358,698,551 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                          $6,270,882
----------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                        $17.48
================================================================

Admiral Shares--Net Assets
Applicable to 13,451,188 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                            $528,080
----------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                         $39.26
================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                           ASSET ALLOCATION FUND
                                                 SIX MONTHS ENDED MARCH 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 36,462
  Interest                                                               24,339
  Security Lending                                                           18
--------------------------------------------------------------------------------
    Total Income                                                         60,819
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             3,855
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     9,876
      Admiral Shares                                                        640
    Marketing and Distribution
      Investor Shares                                                       488
      Admiral Shares                                                         33
  Custodian Fees                                                             73
  Shareholders' Reports and Proxies
    Investor Shares                                                         114
    Admiral Shares                                                            2
  Trustees' Fees and Expenses                                                 5
--------------------------------------------------------------------------------
    Total Expenses                                                       15,086
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    45,733
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             27,987
  Futures Contracts                                                    (208,804)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (180,817)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 171,165
  Futures Contracts                                                     361,227
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        532,392
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $397,308
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                           ASSET ALLOCATION FUND
                                                  ------------------------------
                                                      SIX MONTHS
                                                           ENDED      YEAR ENDED
                                                   MAR. 31, 2003  SEPT. 30, 2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 45,733       $ 177,394
  Realized Net Gain (Loss)                             (180,817)       (318,315)
  Change in Unrealized Appreciation (Depreciation)      532,392      (1,153,109)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         397,308      (1,294,030)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                     (55,493)       (187,899)
    Admiral Shares                                       (5,358)        (18,051)
  Realized Capital Gain
    Investor Shares                                          --              --
    Admiral Shares                                           --              --
--------------------------------------------------------------------------------
    Total Distributions                                 (60,851)       (205,950)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                       (70,557)           (162)
  Admiral Shares                                        (63,287)        236,851
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                               (133,844)        236,689
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             202,613      (1,263,291)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 6,596,349       7,859,640
--------------------------------------------------------------------------------
  End of Period                                      $6,798,962      $6,596,349
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

======================================================================================================================
ASSET ALLOCATION FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS                 YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                                   ENDED       ------------------------------------------------
THROUGHOUT EACH PERIOD                            MAR. 31, 2003        2002          2001      2000      1999     1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.65      $20.43        $24.79    $24.11    $22.90   $21.53
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .118         .45           .73      1.03       .80      .79
  Net Realized and Unrealized Gain (Loss) on Investments  .867       (3.70)        (3.95)     1.61      2.50     2.33
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .985       (3.25)        (3.22)     2.64      3.30     3.12
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.155)       (.53)         (.87)    (1.00)     (.91)    (.74)
  Distributions from Realized Capital Gains                 --          --          (.27)     (.96)    (1.18)   (1.01)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.155)       (.53)        (1.14)    (1.96)    (2.09)   (1.75)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.48      $16.65        $20.43    $24.79    $24.11   $22.90
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                              5.88%     -16.41%       -13.51%    11.36%    14.68%   15.24%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period(Millions)                     $6,271      $6,033        $7,386    $8,761    $8,182   $5,637
Ratio of Total Expenses to Average Net Assets            0.44%*       0.42%         0.44%     0.44%     0.49%    0.49%
Ratio of Net Investment Income to Average Net Assets     1.29%*       2.19%         3.16%     4.18%     3.49%    3.80%
Portfolio Turnover Rate                                    74%*         54%           77%       29%       11%      60%
======================================================================================================================

*Annualized.

=========================================================================================
ASSET ALLOCATION FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                          ENDED  YEAR ENDED   AUG. 13* TO
                                                       MAR. 31,   SEPT. 30,     SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003        2002          2001
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $37.38      $45.88        $50.00
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .282       1.062           .17
  Net Realized and Unrealized Gain (Loss) on Investments 1.963      (8.324)        (4.29)
-----------------------------------------------------------------------------------------
    Total from Investment Operations                     2.245      (7.262)        (4.12)
-----------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                   (.365)     (1.238)           --
  Distributions from Realized Capital Gains                 --          --            --
-----------------------------------------------------------------------------------------
    Total Distributions                                  (.365)     (1.238)           --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $39.26      $37.38        $45.88
-----------------------------------------------------------------------------------------

Total Return                                              5.97%     -16.35%        -8.24%
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data
  Net Assets, End (Millions)                              $528        $563          $474
  Ratio of Total Expenses to Average Net Assets         0.34%**       0.32%       0.36%**
  Ratio of Net Investment Income to Average Net Assets  1.39%**       2.28%       2.60%**
  Portfolio Turnover Rate                                 74%**         54%           77%
=========================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and U.S. Treasury Bond futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $1,291,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.29% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $926,955,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010, and $622,684,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $372,638,000, consisting of unrealized gains of $522,863,000 on securities that had risen in value since their purchase and $895,501,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation (depreciation) were:

================================================================================
                                                          (000)
                                          -----------------------------------
                                           AGGREGATE               UNREALIZED
                          NUMBER OF       SETTLEMENT             APPRECIATION
FUTURES CONTRACTS    LONG CONTRACTS            VALUE           (DEPRECIATION)
-----------------------------------------------------------------------------
E-mini S&P 500 Index              1             $ 42                    $ (1)
S&P 500 Index                 7,662        1,622,429                  61,739
================================================================================

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.


E. During the six months ended March 31, 2003, the fund purchased $2,436,479,000 of investment securities and sold $790,111,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $664,537,000 and $691,049,000, respectively.

F. The market value of securities on loan to broker/dealers at March 31, 2003, was $3,055,000, for which the fund held cash collateral of $4,053,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. Capital share transactions for each class of shares were:

======================================================================================
                                                SIX MONTHS ENDED        YEAR ENDED
                                                 MARCH 31, 2003     SEPTEMBER 30, 2002
                                                ----------------    ------------------
                                                AMOUNT    SHARES       AMOUNT   SHARES
                                                 (000)     (000)        (000)    (000)
--------------------------------------------------------------------------------------
Investor Shares
  Issued                                     $412,374    23,337   $1,146,761   56,946
  Issued in Lieu of Cash Distributions         54,080     2,976      182,538    8,777
  Redeemed                                   (537,011)  (29,967)  (1,329,461) (64,816)
                                            ------------------------------------------
    Net Increase (Decrease)--Investor Shares  (70,557)   (3,654)        (162)     907
--------------------------------------------------------------------------------------
Admiral Shares
  Issued                                       33,861       835      345,102    7,144
  Issued in Lieu of Cash Distributions          4,631       114       15,819      340
  Redeemed                                   (101,779)   (2,560)    (124,070)  (2,743)
                                            ------------------------------------------
    Net Increase (Decrease)--Admiral Shares   (63,287)   (1,611)     236,851    4,741
======================================================================================

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees

CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September
(2001)                  1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
Executive Officers*

R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                          [SHIP]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
PlainTalk, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

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SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q782 052003

VANGUARD(R) CAPITAL VALUE FUND

SEMIANNUAL REPORT
MARCH 31, 2003

[GRAPHIC]

                                                      THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

--------------------------------------------------------------------------------
SUMMARY

* Vanguard Capital Value Fund earned a solid return of 5.8% during the first six months of its 2003 fiscal year.
* The stock market plunged almost to a seven-year low in early October, then surged, then dived again before rallying sharply on the eve of the war with Iraq.
* Your fund's return was ahead of those of its average peer and its index benchmarks. The fund's outperformance was the result of good stock selection, particularly among several of its biggest holdings.
--------------------------------------------------------------------------------
 CONTENTS

     1 Letter from the Chairman
     5 Report from the Adviser
     7 Fund Profile
     8 Glossary of Investment Terms
     9 Performance Summary
     10 Results of Proxy Voting
     11 Financial Statements
     19 Advantages of Vanguard.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard(R) Capital Value Fund returned 5.8% during the six months ended March 31, 2003, topping the gains posted by its comparative measures and by the broad U.S. stock market. The fund's excellent return was the result of strong stock selection. Several of the fund's largest holdings (including Citigroup, IBM, and Comcast) performed particularly well during the half-year.
     The table at left presents the six-month total returns (capital change plus reinvested distributions) for the Capital Value Fund and its benchmarks. Per-share details about the fund's total return appear on page 4.
--------------------------------------------------------------------------------
TOTAL RETURNS SIX MONTHS ENDED                                    March 31, 2003
--------------------------------------------------------------------------------
VANGUARD CAPITAL VALUE FUND                                                 5.8%
Average Multi-Cap Value Fund*                                               2.7
Russell 3000 Value Index                                                    3.6
Wilshire 5000 Index                                                         4.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AS WAR LOOMED, STOCKS POSTED A SIX-MONTH GAIN
After 21/2 years of overall decline in the U.S. stock market, the Wilshire 5000 Total Market Index finally produced a notable gain for the six months ended March 31.
     But getting to that 4.5% return was a roller-coaster ride: The stock market first plunged, nearly reaching a seven-year low in early October; then surged; then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemployment, industrial weakness, and surging energy prices.
Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-capitalization stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent

                                                                             ---
                                                                               1
bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.

THE FED SLASHED SHORT-TERM INTEREST RATES, BUT BOND YIELDS CREPT UPWARD
Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    Periods Ended March 31, 2003
--------------------------------------------------------------------------------
                                                Six            One          Five
                                             Months           Year        Years*
                                            ------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                5.0%         -24.5%         -3.6%
Russell 2000 Index (Small-caps)                1.4          -27.0          -4.1
Wilshire 5000 Index (Entire market)            4.5          -24.0          -3.9
MSCI All Country World Index Free
 ex USA (International)                       -0.9          -22.2          -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    3.0%          11.7%          7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                    1.2            9.9           6.1
Citigroup 3-Month
  Treasury Bill Index                          0.7            1.6           4.1
================================================================================
CPI
Consumer Price Index                           1.8%           3.0%          2.6%
--------------------------------------------------------------------------------
*Annualized.

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices.
     Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

--------------------------------------------------------------------------------
The Federal Reserve Board cut short- term interest rates in November, hoping to jump-start the economy.
--------------------------------------------------------------------------------
---
2

A GOOD PERIOD FOR STOCKS; AN EVEN BETTER ONE FOR CAPITAL VALUE
Vanguard Capital Value Fund's six-month return of 5.8% was a solid result, both in absolute terms and in comparison with its average mutual fund peer and its benchmark indexes.
     Relative to the Russell 3000 Value Index, financial services stocks had the biggest impact on the fund's results. A strong six months for Citigroup--the fund's biggest holding, at more than 6% of assets--led the way, as that stock returned 17%. The fund's consumer discretionary stocks (mostly retailers) also performed well, as did its holdings in the technology and utilities sectors. Specifically, tech giant IBM gained 35% during the period and cable company Comcast, which resides in the utilities group, returned 32%. Both stocks are among the fund's ten largest holdings.
     For details on the fund's investment approach and on specific stocks, see the Report from the Adviser, which begins on page 5.
--------------------------------------------------------------------------------
The fund's financial services, retailing, and technology stocks performed well during the six months.
--------------------------------------------------------------------------------
     As you know, the Capital Value Fund employs an aggressive investment strategy that may involve concentrating assets in certain sectors or securities. In addition, the fund's investment adviser, Wellington Management Company, seeks out stocks that may be beaten down or lack favor with investors. Consequently, the fund's return will rarely move perfectly in sync with that of the broader market. We have seen such divergence during the fund's brief life span: Capital Value underperformed its average peer and the overall stock market during the first nine months of its existence and out-performed them over the past six months.
     Of course, the fund's low costs play a very important role. In the first half of fiscal 2003, the fund carried an annualized expense ratio (operating costs as a percentage of average net assets) of 0.50%, far below the 1.45% expense ratio of its average competitor. It's one of the simplest, but most often overlooked, investing equations: The lower the cost, the more of a fund's return its shareholders receive.

HOPE FOR THE BEST, BUT PREPARE FOR LESS
On March 24, 2003, we marked yet another anniversary of the stock market's downturn, an occasion that we hope not to revisit next year. But because we can never know for sure what the future will bring, a wise

                                                                             ---
approach is to invest at least some of your assets as if the downturn could continue, while positioning the rest of your portfolio for the stock market's inevitable recovery.
     That's why we advise holding a balanced portfolio of stock, bond, and money market funds in proportions suited to your unique goals, time horizon, and tolerance for risk. Vanguard Capital Value Fund can play an important role in such a diversified portfolio.

     Thank you for entrusting your hard-earned money to us.


Sincerely,
/S/JOHN J. BRENNAN

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                               April 9, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2002-MARCH 31, 2003
                                                         Distributions Per Share
                                                         -----------------------

                                      Starting        Ending     Income  Capital
                                   Share Price   Share Price  Dividends    Gains
--------------------------------------------------------------------------------
CAPITAL VALUE FUND                       $6.68         $7.00      $0.07    $0.00
--------------------------------------------------------------------------------

---
4

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

Vanguard Capital Value Fund provided a 5.8% return for the six months ended March 31, ahead of the 5.0% return of the Standard & Poor's 500 Index and the 2.7% average return for Lipper's multi-cap value category, the fund's mutual fund peer group. The biggest contributors to this result were IBM, Comcast, Citigroup, Health Net, and Pharmacia; in sector terms, technology, telecom-munications services (cable companies), and financial services led the way. Our worst-performing stocks were Oxford Health Plans, ExpressJet Holdings, the drug company Aventis, the aircraft manufacturer Bombardier, and Tyco International. (We still expect these stocks to appreciate substantially in due course.) Sectorwise, the bad guys were materials and industrials.
     Our portfolio is overweighted in economically sensitive (cyclical) stocks. These companies account for about 55% of what we own, compared with about 42% of the S&P 500. Folks have different definitions of what's cyclical. We include transportation, technology, materials, consumer cyclicals, and capital-goods stocks, plus brokers, finance companies, and money-center banks, in our definition. To be sure, our 55% comprises a bevy of individually selected stocks, each with a specific investment case behind it. But at the same time, this overweight complements our relatively constructive view of the economic outlook.
     The consensus about the U.S. economy has become gloomy. The economy has been sluggish, and many pundits expect this weakness to continue. We think this is a case of people being captive to their most recent experiences. In fact, we think that there is a lot to like in the current economic picture. Low core inflation, low interest rates, impressive productivity growth, growing real incomes, rebounding corporate profits, the recent correction in the U.S. dollar, and historically low levels of inventories and capital expenditures all serve as a favorable backdrop for an economic recovery. We think that, in fact, this recovery can occur now that the war with Iraq is largely behind us. Businesses have been postponing hiring and investment because of uncertainty about the war, and now this postponed spending can start to show up. Consumer incomes and spending have been curtailed by the taxlike effect of "war premium" energy prices. With the war over, the price of oil has dropped from a peak of $40 per barrel to less than $28 at this writing, and we foresee a further drop to $18 to $20 a barrel, as hidden hedge supplies that were stored up before the war
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

                                                                             ---
now are disgorged. This should have a clear positive effect on consumers' real incomes. With legislated tax cuts likely in the offing, we believe that consumers' wherewithal will get a lift and that spending will increase. All in all, we see a solid, sustainable 3% to 4% growth rate for the U.S. economy taking shape later this year, which will exceed current consensus thinking and should benefit the fund accordingly, given our overweight in economically sensitive stocks.
     Economically sensitive stocks have been on the bargain counter recently, and they represent about two-thirds of what we bought for the fund in the past six months. Our new positions are: Foot Locker, Blockbuster, Bombardier, Talbots, Morgan Stanley, and Capital One Financial. We added to existing holdings, such as BearingPoint and Canadian National Railway, at opportunistic prices. We also added substantially to our large holdings in Comcast and Washington Mutual.
     The Capital Value portfolio trades at about 12.3 times projected earnings for 2003, versus 17.3 times for the S&P 500--a sharp discount of close to 30%. On the other hand, the projected five-year earnings growth rate for the portfolio, which is about 11%, is in line with that of the market. Our value proposition is that given the parity in earnings growth, the price/earnings discount on our portfolio should tend to close over time. If it does, we will see the above-market returns that we are intent on delivering.

Charles T. Freeman,
Portfolio Manager

David R. Fassnacht,
Assistant Portfolio Manager

Wellington Management Company, llp

April 17, 2003

---
6

--------------------------------------------------------------------------------

FUND PROFILE As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   Comparative             Broad
                                    Fund                Index*           Index**
--------------------------------------------------------------------------------
Number of Stocks                      88                 2,047        5,590
Median Market Cap                  $7.6B                $17.0B       $26.1B
Price/Earnings Ratio               16.0x                 17.3x        20.4x
Price/Book Ratio                    1.6x                  1.8x         2.4x
Yield                               0.7%                  2.7%         1.8%
Return on Equity                   18.9%                 18.1%        20.9%
Earnings Growth Rate                9.7%                  3.0%         8.4%
Foreign Holdings                   16.6%                  0.0%         0.3%
Turnover Rate                       55%Y                   ---          ---
Expense Ratio                     0.50%Y                   ---          ---
Cash Investments                    0.1%                   ---          ---
--------------------------------------------------------------------------------

--------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Citigroup, Inc.                                           6.5%
 (banking)
Comcast Corp. Special Class A                             5.1
 (telecommunications)
Washington Mutual, Inc.                                   4.1
 (banking)
International Business Machines Corp.                     3.5
 (computer hardware)
RenaissanceRe Holdings Ltd.                               3.2
 (insurance)
Canadian National Railway Co.                             3.0
 (transportation)
Tyco International Ltd.                                   2.8
 (conglomerate)
Alcoa Inc.                                                2.6
 (metals and mining)
Health Net Inc.                                           2.6
 (health products and services)
Ace, Ltd.                                                 2.3
 (insurance)
--------------------------------------------------------------
Top Ten                                                  35.7%
--------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                   Comparative             Broad
                                   Fund                 Index*           Index**
--------------------------------------------------------------------------------
Auto & Transportation              6.7%                   3.3%              2.5%
Consumer Discretionary            13.7                   10.6              15.3
Consumer Staples                   0.7                    5.0               7.1
Financial Services                28.4                   33.7              22.0
Health Care                       10.9                    3.9              14.8
Integrated Oils                    1.5                    8.9               3.9
Other Energy                       4.9                    2.0               2.3
Materials & Processing            10.4                    6.3               3.7
Producer Durables                  3.2                    4.6               3.8
Technology                         8.4                    6.0              13.1
Utilities                          6.6                   14.1               6.9
Other                              4.6                    1.6               4.6
--------------------------------------------------------------------------------

---------------------------------------
INVESTMENT FOCUS
Market Cap                        Large
Style                             Value
---------------------------------------

*Russell 3000 Value Index.
**Wilshire 5000 Index.
YAnnualized.
                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.
                                                                             ---

--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
---
8

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                         As of March 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) December 17, 2001*--March 31, 2003
[BAR CHART]
FISCAL YEAR            CAPITAL VALUE FUND         RUSSELL 3000 VALUE INDEX
  2002                             -33.2%                           -20.1%
  2003**                             5.8                              3.6
--------------------------------------------------------------------------------
*Inception.
**Six months ended March 31, 2003.
Note: See Financial Highlights table on page 16 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003
                                                         Since Inception
                                             One  ------------------------------
                         Inception Date     Year    Capital     Income     Total
--------------------------------------------------------------------------------
CAPITAL VALUE FUND           12/17/2001  -29.26%    -24.24%      0.57%   -23.67%
--------------------------------------------------------------------------------
                                                                             ---

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposal:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.
--------------------------------------------------------------------------------
TRUSTEE                              FOR             WITHHELD     PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan            5,926,100,285          106,812,755              98.2%
Charles D. Ellis           5,923,994,729          108,918,311              98.2
Rajiv L. Gupta             5,914,398,091          118,514,950              98.0
JoAnn Heffernan Heisen     5,924,536,911          108,376,130              98.2
Burton G. Malkiel          5,909,776,794          123,136,247              98.0
Alfred M. Rankin, Jr.      5,928,736,052          104,176,988              98.3
J. Lawrence Wilson         5,916,733,430          116,179,610              98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.






Note: Vote tabulations are rounded to the nearest whole number.
---
10

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                  March 31, 2003 (unaudited)

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CAPITAL VALUE FUND                                     Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
--------------------------------------------------------------------------------
AUTO & Transportation (6.7%)
  Canadian National Railway Co.                       133,300             5,705
* ExpressJet Holdings, Inc.                           207,600             1,702
  Werner Enterprises, Inc.                             74,400             1,433
* Compagnie Generale des
   Etablissements Michelin Class B                     40,500             1,114
  CNF Inc.                                             32,400               987
* Northwest Airlines Corp. Class A                    135,100               932
* Continental Airlines, Inc. Class B                  149,700               766
                                                                       ---------
                                                                         12,639
                                                                       ---------
CONSUMER DISCRETIONARY (13.7%)
  Ross Stores, Inc.                                   115,000             4,157
  TJX Cos., Inc.                                      233,400             4,108
* AOL Time Warner Inc.                                319,400             3,469
  Foot Locker, Inc.                                   310,900             3,327
* BearingPoint, Inc.                                  491,500             3,131
  Blockbuster Inc. Class A                            175,000             2,993
  Gannett Co., Inc.                                    28,800             2,028
* Accenture Ltd.                                       89,100             1,381
  Talbots Inc.                                         53,300             1,372
                                                                       ---------
                                                                         25,966
                                                                       ---------
CONSUMER STAPLES (0.7%)
* Dean Foods Co.                                       29,500             1,266
                                                                       ---------
FINANCIAL SERVICES (28.4%)
  BANKS---OUTSIDE NEW YORK CITY (2.7%)
  UnionBanCal Corp.                                    81,200             3,201
  Hibernia Corp. Class A                              110,600             1,876

  DIVERSIFIED FINANCIAL SERVICES (9.6%)
  Citigroup, Inc.                                     354,400            12,209
  CIT Group Inc.                                      172,300             2,905
* Takefuji Corp.                                       30,090             1,434
  Morgan Stanley                                       36,000             1,381
* Promise Co. Ltd.                                      9,150               255

  FINANCE COMPANIES (0.8%)
  Capital One Financial Corp.                          46,400             1,392

  FINANCIAL MISCELLANEOUS (2.8%)
  Fannie Mae                                           47,100             3,078
  Freddie Mac                                          21,800             1,158
  Metris Cos., Inc.                                   371,900               874
  MBNA Corp.                                           12,500               188

  INSURANCE---MULTILINE (2.0%)
  The Hartford Financial Services Group Inc.           57,400             2,026
  Reinsurance Group of America, Inc.                   68,900             1,811

  INSURANCE--PROPERTY-CASUALTY (6.1%)
  RenaissanceRe Holdings Ltd.                         150,100             6,012
  Ace, Ltd.                                           149,200             4,319
  IPC Holdings Ltd.                                    36,800             1,108
  Travelers Property Casualty Corp.
    Class B                                             5,238                74
  Travelers Property Casualty Corp.
    Class A                                             3,450                49

                                                                             ---

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CAPITAL VALUE FUND                                     Shares              (000)
--------------------------------------------------------------------------------
SAVINGS & Loan (4.4%)
  Washington Mutual, Inc.                             221,900             7,826
  Charter One Financial, Inc.                          20,330               562
                                                                       ---------
                                                                         53,738
                                                                       ---------
HEALTH CARE (10.9%)
* Health Net Inc.                                     182,900             4,896
  Pharmacia Corp.                                      95,200             4,122
  Aventis SA ADR                                       83,000             3,664
* Oxford Health Plans, Inc.                            89,700             2,723
  Wyeth                                                59,600             2,254
  Abbott Laboratories                                  58,500             2,200
  Pfizer, Inc.                                         24,800               773
                                                                       ---------
                                                                         20,632
                                                                       ---------
INTEGRATED OILS (1.5%)
Petrol Brasil Series A ADR                            203,800             2,804
                                                                       ---------
OTHER ENERGY (4.9%)
  EnCana Corp.                                        113,603             3,676
  GlobalSantaFe Corp.                                 123,700             2,554
* IHC Caland NV                                        54,400             2,320
* Willbros Group, Inc.                                 83,300               728
                                                                       ---------
                                                                          9,278
                                                                       ---------
MATERIALS & Processing (10.4%)
  Alcoa Inc.                                          258,500             5,010
  Air Products & Chemicals, Inc.                       49,900             2,067
  Abitibi-Consolidated, Inc.                          297,300             2,066
* Huhtamaeki Oyj                                      225,200             1,968
  Engelhard Corp.                                      90,300             1,934
* Smurfit-Stone Container Corp.                       114,412             1,528
  IMC Global Inc.                                     142,900             1,375
  Monsanto Co.                                         56,052               919
  Pechiney SA ADR A                                    73,200               900
  Bombardier Inc. Class B                             383,200               802
  Rohm & Haas Co.                                      16,600               495
* Packaging Corp. of America                           19,900               358
  Dow Chemical Co.                                      7,800               215
* AK Steel Corp.                                       30,800               100
                                                                       ---------
                                                                         19,737
                                                                       ---------
PRODUCER DURABLES (3.2%)
* Toll Brothers, Inc.                                  91,400             1,764
  KB HOME                                              23,200             1,054
* Beazer Homes USA, Inc.                               17,100             1,006
  MDC Holdings, Inc.                                   24,900               956
* Teradyne, Inc.                                       34,800               405
* Axcelis Technologies, Inc.                           84,200               398
* Applied Materials, Inc.                              19,000               239
* Varian Semiconductor
  Equipment Associates, Inc.                            9,300               189
                                                                       ---------
                                                                          6,011
                                                                       ---------
TECHNOLOGY (8.3%)
  International Business
   Machines Corp.                                      84,100             6,596
* Flextronics International Ltd.                      344,900             3,008
* Arrow Electronics, Inc.                             164,900           2,424
* Vishay Intertechnology, Inc.                         96,500               982
  Seagate Technology                                   91,700               946
* Avnet, Inc.                                          53,200               558
* Cisco Systems, Inc.                                  32,600               423
* Unisys Corp.                                         45,100               418
  Intel Corp.                                          11,400               186
  Rockwell Automation, Inc.                             8,200               170
* Solectron Corp.                                      28,200                85
                                                                       ---------
                                                                         15,796
                                                                       ---------
UTILITIES (6.6%)
* Comcast Corp. Special Class A                       348,100             9,569
* Cox Communications, Inc. Class A                     73,600             2,290
* McLeod USA Inc.                                   1,068,720               588
                                                                       ---------
                                                                         12,447
                                                                       ---------
OTHER (4.6%)
  Tyco International Ltd.                             407,800             5,244
  Eaton Corp.                                          49,600             3,470
                                                                       ---------
                                                                          8,714
                                                                       ---------
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS  (Cost $226,107)                                     189,028
--------------------------------------------------------------------------------
---
12

--------------------------------------------------------------------------------
                                                        Face              Market
                                                       Amount             Value*
                                                        (000)              (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.32%, 4/1/2003 --Note G                               $1,718             1,718
1.32%, 4/1/2003                                           361               361
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $2,079)                                                           2,079
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (Cost $228,186)                                                       191,107
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        585
Liabilities---Note G                                                     (2,416)
                                                                       ---------
                                                                         (1,831)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,056,718 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $189,276
================================================================================
NET ASSET VALUE PER SHARE                                                 $7.00
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.



--------------------------------------------------------------------------------

                                                       Amount                Per
                                                        (000)              Share
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                      $276,280            $10.21
Undistributed Net
  Investment Income                                       190               .01
Accumulated Net Realized Losses                       (50,115)            (1.85)
Unrealized Depreciation                               (37,079)            (1.37)
--------------------------------------------------------------------------------
NET ASSETS                                           $189,276             $7.00
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

                                                                             ---

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              CAPITAL VALUE FUND
                                                 Six Months Ended March 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 1,226
  Interest                                                                   12
  Security Lending                                                            9
--------------------------------------------------------------------------------
   Total Income                                                           1,247
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
   Basic Fee                                                                221
   Performance Adjustment                                                   (55)
The Vanguard Group--Note C
   Management and Administrative                                            299
   Marketing and Distribution                                                19
Custodian Fees                                                                2
Shareholders' Reports and Proxies                                            10
--------------------------------------------------------------------------------
   Total Expenses                                                           496
   Expenses Paid Indirectly--Note D                                         (21)
--------------------------------------------------------------------------------
   Net Expenses                                                             475
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       772
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (13,614)
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES          23,692
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $10,850
================================================================================

---
14

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          CAPITAL VALUE FUND
                                       -----------------------------------------
                                           Six Months                   Dec. 17,
                                                Ended                   2001* to
                                        Mar. 31, 2003             Sept. 30, 2002
                                                (000)                      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                         $ 772                    $ 1,323
 Realized Net Gain (Loss)                    (13,614)                   (36,501)
 Unrealized Appreciation (Depreciation)       23,692                    (60,771)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                 10,850                    (95,949)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                        (1,905)                        --
 Realized Capital Gain                            --                         --
--------------------------------------------------------------------------------
  Total Distributions                         (1,905)                        --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                       23,510                    355,381
 Issued in Lieu of Cash Distributions          1,790                         --
 Redeemed                                    (31,625)                   (72,776)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                (6,325)                   282,605
--------------------------------------------------------------------------------
 Total Increase (Decrease)                     2,620                    186,656
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                         186,656                         --
--------------------------------------------------------------------------------
 End of Period                              $189,276                   $186,656
================================================================================

Shares Issued (Redeemed)
 Issued                                        3,245                     36,415
 Issued in Lieu of Cash Distributions            245                         --
 Redeemed                                     (4,372)                    (8,477)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding  (882)                    27,938
================================================================================
*Inception.

                                                                             ---

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
                                                 Six Months             Dec. 17,
                                                      Ended             2001* to
                                                  March 31,            Sept. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003                 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $6.68               $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .03                  .05
 Net Realized and Unrealized Gain
  (Loss) on Investments                                .36                (3.37)
--------------------------------------------------------------------------------
  Total from Investment Operations                     .39                (3.32)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.07)                  --
 Distributions from Realized Capital Gains              --                   --
--------------------------------------------------------------------------------
  Total Distributions                                 (.07)                  --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $7.00               $ 6.68
================================================================================

TOTAL RETURN                                         5.79%              -33.20%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                  $189                 $187

Ratio of Total Expenses to Average Net Assets       .50%**              0.54%**
Ratio of Net Investment Income to
 Average Net Assets                                0.78%**              0.77%**
*Portfolio Turnover Rate                             55%**                  40%
================================================================================
*Inception.
**Annualized.

---
16

NOTES TO FINANCIAL STATEMENTS
Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Wilshire 5000 Total Market Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before a decrease of $55,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

                                                                             ---

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2003, these arrangements reduced the fund's expenses by $21,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $36,501,000 to offset future net capital gains through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $37,079,000, consisting of unrealized gains of $5,920,000 on securities that had risen in value since their purchase and $42,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2003, the fund purchased $54,263,000 of investment securities and sold $60,365,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2003, was $1,345,000, for which the fund held cash collateral of $1,718,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


---
18

--------------------------------------------------------------------------------
INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.
MANAGE  YOUR  INVESTMENTS  WITH  EASE
Log on to Vanguard.com and:
     * See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
     * Check your overall asset allocation, no matter where your assets are held.
     *    Compare your holdings with industry benchmarks.
     *    Analyze your personal performance.
     * Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
     * Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our Planning & Advice and Research Funds & Stocks sections and:

     * Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
     * Find out how much you should save for retirement and for college costs.
     * Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
     * Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
     *    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

                                                                             ---
                                                                              19

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.
     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

-    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

-    MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.
-    CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

-    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                          [SHIP]
                                                        THE VANGUARD GROUP LOGO]
                                                                   P.O. BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard IRA, Vanguard.com, Consolidated View, PlainTalk, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3282 052003

Vanguard(R) U.S. Value Fund


Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY
* Vanguard U.S. Value Fund earned a barely positive return of 0.8% during the first six months of its 2003 fiscal year.
* The stock market plunged almost to a seven-year low in early October, then surged, then dived again before rallying sharply on the eve of the war with Iraq.
* Your fund's return was below those of its average peer and its index benchmarks, in part because of the relatively poor performance of holdings in the utilities and consumer discretionary sectors.

CONTENTS
 1Letter from the Chairman
 4Report from the Adviser
 6Fund Profile
 7Glossary of Investment Terms
 8Performance Summary
 9Results of Proxy Voting
10Financial Statements

LETTER FROM THE CHAIRMAN
[Photo--John J. Brennan]

Fellow Shareholder,

Vanguard(R) U.S. Value Fund returned 0.8% during the six months ended March 31, 2003, falling short of the gains posted by its comparative measures and by the overall U.S. stock market, which returned a solid 4.5%.
     The fund's shortfall to the Russell 3000 Value Index--a broad measure of value-oriented shares--was due in part to the relatively poor showing of holdings in the utilities and consumer discretionary sectors.
     The table at left presents the six-month total returns (capital change plus reinvested distributions) for the U.S. Value Fund and its benchmarks. Per-share details about the components of the fund's total return appear on page 3.

-------------------------------------------
Total Returns             Six Months Ended
                            March 31, 2003
-------------------------------------------
Vanguard U.S. Value Fund              0.8%
Average Multi-Cap Value Fund*         2.7
Russell 3000 Value Index              3.6
Wilshire 5000 Index                   4.5
-------------------------------------------
*Derived from data provided by Lipper Inc.


As War Loomed,  Stocks Posted a Six-Month  Gain
After 21/2 years of overall decline in the U.S. stock market, the Wilshire 5000 Total Market Index finally produced a notable gain in the six months ended March 31.
     But getting to that 4.5% return was a roller-coaster ride: The stock market plunged almost to a seven-year low in early October, then surged, then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemployment, industrial weakness, and surging energy prices.
     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-capitalization stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues.

Fed Slashed  Short-Term  Interest Rates, but Bond Yields Crept Upward
Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

--------------------------------------------------------------------------------
Market Barometer Total Returns Periods Ended March 31, 2003

                                               Six          One        Five
                                            Months         Year      Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               5.0%       -24.5%       -3.6%
Russell 2000 Index (Small-caps)               1.4        -27.0        -4.1
Wilshire 5000 Index (Entire market)           4.5        -24.0        -3.9
MSCI All Country World Index Free
 ex USA (International)                      -0.9        -22.2        -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   3.0%        11.7%        7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                   1.2          9.9         6.1
Citigroup 3-Month
 Treasury Bill Index                          0.7          1.6         4.1
--------------------------------------------------------------------------------
CPI
Consumer Price Index                          1.8%         3.0%        2.6%
--------------------------------------------------------------------------------
*Annualized.

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices.

IT WAS A TOUGH FIRST HALF FOR SEVERAL SECTORS IN THE FUND
Vanguard U.S. Value Fund's  six-month
return was disappointing both on an absolute basis and relative to its comparative measures. After outperforming growth stocks during a good part of the stock market's difficult downturn, value stocks have recently fallen behind. In addition, during the first half of its 2003 fiscal year, your fund gave up ground to the Russell 3000 Value Index with its selections in the utilities sector and the consumer discretionary sector (a group that includes retailers and entertainment companies). Finally, the fund's holdings were smaller in market capitalization than those of its average competitor--a detriment in an environment in which large-cap stocks were the better performers.
     On the positive side, the fund's health care stocks performed well, earning nearly 12% during the six months. The return of U.S. Value's financial services stocks, which accounted for more than 25% of the fund's assets on average, was right in line with that of the index sector.
     For details on the fund's investment approach and on specific holdings, see the Report from the Adviser, which begins on page 4.

THE FUND HAS POSTED SOLID RELATIVE  RESULTS  OVER ITS  FIRST  YEARS
We try never to read too much into a fund's six-month results. This is true whether a fund has recorded a return that is spectacular, subpar, or just so-so. In its life span of nearly three years, Vanguard U.S. Value Fund has experienced only a painful bear market. However, when compared with similar mutual funds and the broad stock market, the fund has held up quite well, returning a cumulative -6.2% since June 30, 2000. In contrast, the average multi-cap value fund returned -16.4% during the period and the Wilshire 5000 Index, -38.7%.
     The fund's disciplined investment management, which is provided by Grantham, Mayo, Van Otterloo & Co., has proved beneficial to shareholders. And, of course, the fund's low costs have played--and should continue to play--a critical role in its success. In the first half of fiscal 2003, the fund carried an annualized expense ratio (operating costs as a percentage of average net assets) of 0.62%, far below the 1.41% expense ratio of its average competitor.


HOPE FOR THE BEST, BUT PREPARE FOR LESS
On March 24, 2003, we marked yet another anniversary of the stock market's downturn, an occasion that we hope not to revisit next year. But because we can never know for sure what the future will bring, a wise approach is to invest at least some of your assets as if the downturn could continue, while positioning the rest of your portfolio for the stock market's inevitable recovery.
     That's why we advise holding a balanced portfolio of stock, bond, and money market funds in proportions suited to your unique goals, time horizon, and tolerance for risk. Vanguard U.S. Value Fund can play an important role in such a diversified portfolio.
     Thank you for entrusting your hard-earned money to us.


Sincerely,
[Signature--John J. Brennan]
John J. Brennan
Chairman and Chief Executive Officer                              April 9, 2003




--------------------------------------------------------------------------------
Your Fund's Performance at a Glance           September 30, 2002-March 31, 2003

                                                        Distributions Per Share
                                                       -------------------------
                               Starting       Ending       Income       Capital
                            Share Price  Share Price    Dividends         Gains
--------------------------------------------------------------------------------
U.S. Value Fund                   $9.01        $8.93        $0.16         $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
Vanguard U.S. Value Fund returned 0.8% during the six-month period ended March 31, 2003, lagging the return of the Russell 3000 Value Index by 2.8 percentage points. In a reversal of the trend experienced over the last several quarters, value stocks underperformed growth stocks, and large-capitalization stocks outperformed small-caps. The best-performing sectors in the Russell 3000 Value Index were technology, energy, and utilities; the laggards were consumer staples, auto & transportation, and producer durables.
     Your fund uses three computer-based investment disciplines (or models) to pick stocks. These include "price-to-intrinsic value," which carries a 50%
weighting in the fund; "price-to-normalized earnings," which carries a 30% weighting; and "improving fundamentals," which carries a 20% weighting. By using multiple disciplines, we try to provide diversification and long-term results that are consistent with our mandate.

OUR SUCCESSES
Our price-to-intrinsic value discipline--a fair valuation metric--performed well during the six months. Relative to the index, the fund benefited from an overweighting in health care stocks and an underweighting in financial services companies.

OUR SHORTFALLS
The price-to-normalized earnings and improving-fundamentals disciplines we applied had a negative impact on the fund's performance during the period. Together they detracted about 250 basis points from the fund's relative return. Overall, both sector and stock selection were subpar during the period--our stock selection was weak even in the strong-performing technology and energy sectors.


THE FUND'S POSITIONING
The fund's largest overweight position versus the index is in health care stocks; we are also overweighted in energy companies. The largest underweightings are in integrated oils and financials. We continue to use a blend of value and momentum investment disciplines to manage the portfolio, a combination that we believe not only works well in the extraordinarily volatile markets we have seen of late, but will continue to add value in the long term.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

PORTFOLIO CHANGES
Over the past six months, we have decreased the fund's weightings in the auto & transportation and consumer staples sectors, and we have increased its weightings in the financials, energy, and utilities groups. The fund's largest weightings are in financial services (30% of assets) and utilities (15%). We added to our positions in Fannie Mae, Freddie Mac, and General Motors, which were all highly ranked on intrinsic value.
     Based on deteriorating valuations, we trimmed back on telecommunications stocks such as Verizon Communications. We also scaled back on Altria Group (the parent company of Kraft Foods and Philip Morris) and ExxonMobil. We sold our entire positions in Lockheed Martin, Kellogg, Boston Scientific, and FedEx, all on the basis of worsening valuations.


Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, Managing Director
Grantham, Mayo, Van Otterloo & Co. LLC
April 11, 2003

FUND PROFILE                                               As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

U.S. Value Fund
--------------------------------------------------------------------------------
Portfolio Characteristics

                                              Comparative        Broad
                               Fund                Index*      Index**
--------------------------------------------------------------------------------
Number of Stocks                406                 2,047        5,590
Median Market Cap            $10.5B                $17.0B       $26.1B
Price/Earnings Ratio          13.8x                 17.3x        20.4x
Price/Book Ratio               1.7x                  1.8x         2.4x
Yield                          2.0%                  2.7%         1.8%
Return on Equity              19.6%                 18.1%        20.9%
Earnings Growth Rate           4.7%                  3.0%         8.4%
Foreign Holdings               0.0%                  0.0%         0.3%
Turnover Rate                  36%Y                    --           --
Expense Ratio                0.62%Y                    --           --
Cash Investments               1.1%                    --           --
--------------------------------------------------------------------------------


---------------------------------
Ten Largest Holdings
 (% of total net assets)
---------------------------------
Merck & Co., Inc.           4.3%
 (pharmaceuticals)
Fannie Mae                  3.1
 (financial services)
Altria Group, Inc.          1.9
 (food, beverage, and tobacco)
Verizon Communications      1.9
 (telecommunications)
Bank of America Corp.       1.8
 (banking)
General Motors Corp.        1.8
 (automobiles)
SBC Communications Inc.     1.7
 (telecommunications)
Oracle Corp.                1.7
 (computer software)
Wells Fargo & Co.           1.6
 (banking)
Freddie Mac                 1.5
 (financial services)
---------------------------------
Top Ten                    21.3%
---------------------------------
The "Ten Largest  Holdings"
excludes any temporary cash
investments and equity
index products.


--------------------------------------------------------------------------------
Sector Diversification (% of common stocks)

                                                   Comparative         Broad
                                    Fund                Index*       Index**
--------------------------------------------------------------------------------
Auto & Transportation               4.7%                  3.3%          2.5%
Consumer Discretionary              10.6                  10.6          15.3
Consumer Staples                     5.2                   5.0           7.1
Financial Services                  30.3                  33.7          22.0
Health Care                          9.0                   3.9          14.8
Integrated Oils                      2.6                   8.9           3.9
Other Energy                         3.6                   2.0           2.3
Materials & Processing               4.4                   6.3           3.7
Producer Durables                    5.4                   4.6           3.8
Technology                           7.0                   6.0          13.1
Utilities                           14.8                  14.1           6.9
Other                                2.4                   1.6           4.6
--------------------------------------------------------------------------------

---------------------
Investment Focus
[CHART]
Market Cap - Large
Style - Value
---------------------


*Russell 3000 Value Index.
**Wilshire 5000 Index.
YAnnualized.


Visit our website at
www.vanguard.com
for regularly  updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                        As of March 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


U.S. Value Fund
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) June 29, 2000-March 31, 2003

Fiscal Year     U.S. Value Fund   Russell 3000 Value Index
2000                  8.2                     5.6
2001                 -2.8                      -8
2002                -13.1                   -15.9
2003*                 0.8                     3.6
--------------------------------------------------------------------------------
*Six months ended March 31, 2003.
Note: See Financial Highlights table on page 18 for dividend information.


--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2003

                                                          Since Inception
                                            One  -------------------------------
                        Inception Date     Year     Capital     Income     Total
--------------------------------------------------------------------------------
U.S. Value Fund              6/29/2000  -24.73%      -4.10%      1.13%    -2.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposal:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
Trustee                              For             Withheld    Percentage For
--------------------------------------------------------------------------------
John J. Brennan            5,926,100,285          106,812,755             98.2%
Charles D. Ellis           5,923,994,729          108,918,311             98.2
Rajiv L. Gupta             5,914,398,091          118,514,950             98.0
JoAnn Heffernan Heisen     5,924,536,911          108,376,130             98.2
Burton G. Malkiel          5,909,776,794          123,136,247             98.0
Alfred M. Rankin, Jr.      5,928,736,052          104,176,988             98.3
J. Lawrence Wilson         5,916,733,430          116,179,610             98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.





Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                  March 31, 2003 (unaudited)


Statement of Net Assets
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
U.S. Value Fund                                     Shares                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (4.6%)
  General Motors Corp.                             219,600                7,383
  Ford Motor Co.                                   315,229                2,371
  Burlington Northern
   Santa Fe Corp.                                   84,400                2,102
  Norfolk Southern Corp.                            61,200                1,136
  Airborne, Inc.                                    48,600                  953
* Navistar International Corp.                      27,600                  679
* Lear Corp.                                        17,800                  629
* Keystone Automotive
   Industries, Inc.                                 30,500                  540
  Delta Air Lines, Inc.                             58,600                  522
  Cooper Tire & Rubber Co.                          34,900                  426
* TBC Corp.                                         27,400                  384
  Dana Corp.                                        51,600                  364
  The Goodyear Tire & Rubber Co.                    54,100                  280
* Northwest Airlines Corp.
   Class A                                          38,400                  265
* AMR Corp.                                        101,700                  214
  Genuine Parts Co.                                  6,500                  198
* Dura Automotive Systems, Inc.                     33,600                  188
* Aviall Inc.                                       20,500                  159
* Tower Automotive, Inc.                            55,600                  132
* Fleetwood Enterprises, Inc.                       29,900                  121
* Covenant Transport, Inc.                           3,100                   53
* Midwest Express Holdings, Inc.                    18,800                   24
                                                                      ----------
                                                                         19,123
                                                                      ----------
Consumer Discretionary (10.3%)
* Cendant Corp.                                    189,811                2,411
  Eastman Kodak Co.                                 65,800                1,948
  Sears, Roebuck & Co.                              79,100                1,910
* Fox Entertainment
   Group, Inc. Class A                              64,700                1,726
  Tribune Co.                                       38,200                1,719
* Viacom Inc. Class A                               46,200                1,686
* Clear Channel
   Communications, Inc.                             39,800                1,350
* AutoNation, Inc.                                  97,300                1,241
  J.C. Penney Co., Inc.
   (Holding Company)                                57,000                1,119
* Jones Apparel Group, Inc.                         39,800                1,092
  May Department Stores Co.                         48,900                  973
  IKON Office Solutions, Inc.                      131,800                  936
  McDonald's Corp.                                  63,600                  920
  VF Corp.                                          23,200                  873
* Federated Department
   Stores, Inc.                                     30,200                  846
  Hasbro, Inc.                                      58,900                  818
* The Neiman Marcus
   Group, Inc. Class A                              27,700                  803
  Limited Brands, Inc.                              61,700                  794
* AOL Time Warner Inc.                              70,900                  770
  Newell Rubbermaid, Inc.                           25,700                  729
  International Flavors &
   Fragrances, Inc.                                 21,800                  678
* Office Depot, Inc.                                53,100                  628

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
U.S. Value Fund                                     Shares                (000)
--------------------------------------------------------------------------------
* Tech Data Corp.                                   26,100                  625
* Ryan's Family Steak Houses, Inc.                  57,300                  602
* Tuesday Morning Corp.                             30,000                  590
  Lone Star Steakhouse &
   Saloon, Inc.                                     27,000                  572
* Nautica Enterprises, Inc.                         56,400                  547
  Media General, Inc. Class A                       11,100                  547
  Washington Post Co. Class B                          800                  545
  Banta Corp.                                       18,400                  542
* American Greetings Corp. Class A                  40,400                  529
  Outback Steakhouse                                14,700                  520
  Wallace Computer Services, Inc.                   20,800                  518
* Catalina Marketing Corp.                          26,300                  506
* United Natural Foods, Inc.                        19,500                  497
  Dillard's Inc.                                    37,800                  488
  New York Times Co. Class A                        10,900                  470
* Mohawk Industries, Inc.                            9,800                  470
* United Online, Inc.                               26,600                  459
* Papa John's International, Inc.                   18,100                  453
  Applebee's International, Inc.                    16,100                  451
* Furniture Brands
   International Inc.                               22,100                  432
* CKE Restaurants Inc.                              95,800                  422
* Service Corp. International                      148,600                  413
* Stewart Enterprises, Inc. Class A                143,600                  388
* MPS Group, Inc.                                   71,500                  373
* Spanish Broadcasting
   System, Inc.                                     60,200                  370
  Kelly Services, Inc. Class A                      16,900                  364
  R.R. Donnelley & Sons Co.                         18,300                  335
* Salton, Inc.                                      31,700                  333
  Maytag Corp.                                      15,700                  299
* Pre-Paid Legal Services, Inc.                     17,100                  295
  Landry's Restaurants, Inc.                        15,300                  257
  The Pep Boys
   (Manny, Moe & Jack)                              31,700                  241
  American Woodmark Corp.                            5,400                  238
* Consolidated Graphics, Inc.                       13,500                  227
* O'Reilly Automotive, Inc.                          8,300                  225
* Bally Total Fitness Holding Corp.                 43,100                  219
* Group 1 Automotive, Inc.                          10,000                  214
* Central Garden and Pet Co.                         9,200                  199
* Lightbridge, Inc.                                 31,200                  199
* 1-800-FLOWERS.COM, Inc.                           29,300                  197
  Movado Group, Inc.                                 8,900                  169
* CSK Auto Corp.                                    17,700                  161
* Kroll Inc.                                         6,800                  146
* QRS Corp.                                         25,700                  126
  Claire's Stores, Inc.                              4,700                  111
* Wackenhut Corrections Corp.                        9,400                   92
* Midway Games Inc.                                 22,400                   74
* Daisytek International Corp.                      29,700                   56
* Cumulus Media Inc.                                 2,400                   35
* Acclaim Entertainment Inc.                        87,200                   34
* Recoton Corp.                                     10,400                    2
* Spiegel, Inc. Class A                             22,900                    2
                                                                        --------
                                                                         43,149
                                                                        --------
Consumer Staples (5.0%)
  Altria Group, Inc.                               270,800                8,113
* Safeway, Inc.                                     95,100                1,800
  Procter & Gamble Co.                              17,000                1,514
  Coca-Cola Enterprises, Inc.                       54,200                1,013
  CVS Corp.                                         39,000                  930
  Universal Corp. (VA)                              24,100                  910
  Tyson Foods, Inc.                                101,700                  788
  SuperValu Inc.                                    47,200                  732
  Dial Corp.                                        34,800                  675
  R.J. Reynolds Tobacco
   Holdings, Inc.                                   20,200                  652
* Constellation Brands, Inc. Class A                28,700                  651
* Dean Foods Co.                                    15,000                  644
  Hormel Foods Corp.                                24,500                  519
  ConAgra Foods, Inc.                               23,700                  476
* American Italian Pasta Co.                         9,900                  428
* NBTY, Inc.                                        20,300                  385
* Wild Oats Markets Inc.                            27,700                  256
* Del Monte Foods Co.                               33,000                  246
  Nash-Finch Co.                                    21,200                  179
  Standard Commercial
   Tobacco Co.                                      10,800                  169
                                                                      ----------
                                                                         21,080
                                                                      ----------
Financial Services (29.4%)
Banks--New York City (0.6%)
 J.P. Morgan Chase & Co.                            98,950                2,346

Banks--Outside New York City (10.0%)
  Bank of America Corp.                            111,600                7,459
  Wells Fargo & Co.                                151,800                6,829
  FleetBoston Financial Corp.                      130,354                3,113
  Wachovia Corp.                                    83,100                2,831
  National City Corp.                               81,200                2,261
  KeyCorp                                           81,600                1,841
  Bank One Corp.                                    51,300                1,776
  Regions Financial Corp.                           44,500                1,442
  SouthTrust Corp.                                  54,900                1,402
  SunTrust Banks, Inc.                              25,600                1,348
  UnionBanCal Corp.                                 33,600                1,324
  Comerica, Inc.                                    33,400                1,265
  Huntington Bancshares Inc.                        64,800                1,205
  Compass Bancshares Inc.                           34,800                1,088
  Hudson United Bancorp                             29,600                  912
  PNC Financial Services Group                      21,400                  907
  Provident Financial Group, Inc.                   35,400                  752
* BOK Financial Corp.                               18,064                  590

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
U.S. Value Fund                                     Shares                (000)
--------------------------------------------------------------------------------
  The South Financial Group, Inc.                   24,400                  528
  Associated Banc-Corp.                             15,950                  516
  Union Planters Corp.                              19,200                  505
  Colonial BancGroup, Inc.                          38,500                  433
  Provident Bankshares Corp.                        17,090                  394
  Popular, Inc.                                      7,600                  258
* Southwest Bancorporation
   of Texas, Inc.                                    7,400                  222
  Gold Banc Corp., Inc.                             25,000                  200
  Glacier Bancorp, Inc.                              5,200                  139
  Sandy Spring Bancorp, Inc.                         3,750                  122
  Bank of Hawaii Corp.                               1,000                   31
Diversified Financial Services (2.2%)
Citigroup, Inc.                                     95,800                3,300
Morgan Stanley                                      84,100                3,225
American Express Co.                                56,900                1,891
Household International, Inc.                       32,400                  886
Financial Data Processing Services (0.5%)
* CheckFree Corp.                                   33,600                  755
  Global Payments Inc.                              20,300                  620
* Digital Insight Corp.                             37,500                  523
  Deluxe Corp.                                       4,700                  189
* PRG-Schultz International, Inc.                   25,700                  185
Financial Information Services (0.4%)
* The Dun & Bradstreet Corp.                        19,200                  734
* Interactive Data Corp.                            44,900                  629
* S1 Corp.                                          42,800                  219
Financial Miscellaneous (5.9%)
  Fannie Mae                                       196,600               12,848
  Freddie Mac                                      119,800                6,361
  Fidelity National Financial, Inc.                 49,414                1,687
  MGIC Investment Corp.                             31,200                1,225
  Radian Group, Inc.                                21,800                  728
  LandAmerica Financial Group, Inc.                 13,500                  537
  Nationwide Financial Services, Inc.               21,900                  534
* Providian Financial Corp.                         77,500                  508
  WSFS Financial Corp.                              10,200                  322
  Metris Cos., Inc.                                 52,300                  123
Insurance--Life (0.5%)
The Principal Financial Group, Inc.                 52,800                1,433
The MONY Group Inc.                                 20,700                  433
Prudential Financial, Inc.                          14,700                  430
Insurance--Multiline (3.4%)
  Allstate Corp.                                    99,400                3,297
  AFLAC Inc.                                        86,000                2,756
  Loews Corp.                                       61,500                2,450
  Torchmark Corp.                                   27,000                  967
  UnumProvident Corp.                               96,300                  944
  CIGNA Corp.                                       17,400                  796
  Protective Life Corp.                             26,500                  757
* CNA Financial Corp.                               28,300                  634
  SAFECO Corp.                                      12,600                  441
  American Financial Group, Inc.                    20,000                  397
* Allmerica Financial Corp.                         25,100                  352
  American National Insurance Co.                    2,900                  226
  Horace Mann Educators Corp.                       10,000                  131
Insurance--Property-Casualty (0.5%)
  The PMI Group Inc.                                35,900                  917
* Ohio Casualty Corp.                               45,800                  592
  Commerce Group, Inc.                              14,200                  486
  Fremont General Corp.                             43,300                  301
Investment Management Companies (0.3%)
Nuveen Investments, Inc. Class A                    28,700                  641
Janus Capital Group Inc.                            48,100                  548
Real Estate Investment Trusts (1.2%)
HRPT Properties Trust REIT                          92,100                  784
Simon Property Group, Inc. REIT                     18,500                  663
Annaly Mortgage
 Management Inc. REIT                               36,400                  636
Thornburg Mortgage, Inc. REIT                       22,000                  454
iStar Financial Inc. REIT                           15,400                  449
General Growth
 Properties Inc. REIT                                7,800                  421
ProLogis REIT                                       15,400                  390
Entertainment
 Properties Trust REIT                              11,700                  310
La Quinta Corp. REIT                                90,600                  276
Boykin Lodging Co. REIT                             26,500                  195
Capstead Mortgage Corp. REIT                        16,600                  189
National Health Investors REIT                      10,700                  164
Rent & Lease Services--Commercial (0.3%)
Ryder System, Inc.                                  36,000                  738
* United Rentals, Inc.                              35,900                  345
Savings & Loan (2.4%)
  Washington Mutual, Inc.                           66,279                2,338
  Golden West Financial Corp.                       20,900                1,503
  Sovereign Bancorp, Inc.                           89,600                1,241
  Green Point Financial Corp.                       24,700                1,107
  Astoria Financial Corp.                           44,100                1,024
  Hudson City Bancorp, Inc.                         31,500                  638
  Washington Federal Inc.                           23,696                  499
  Seacoast Financial
   Services Corp.                                   25,200                  460

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
U.S. Value Fund                                     Shares                (000)
--------------------------------------------------------------------------------
  BankAtlantic Bancorp, Inc.
   Class A                                          42,000                  411
* BankUnited Financial Corp.                        21,700                  383
  Dime Community Bancshares                         12,450                  284
  Coastal Bancorp, Inc.                              4,500                  136
Securities Brokers & Services (1.2%)
Countrywide Financial Corp.                         32,400                1,863
Bear Stearns Co., Inc.                              24,000                1,574
Lehman Brothers Holdings, Inc.                      16,900                  976
First American Corp.                                15,400                  376
A.G. Edwards & Sons, Inc.                           13,000                  337
Advanta Corp. Class A                               14,300                   98
                                                                     -----------
                                                                        123,259
                                                                     -----------
Health Care (8.7%)
  Merck & Co., Inc.                                329,500               18,050
  Schering-Plough Corp.                            257,600                4,593
  Bristol-Myers Squibb Co.                         168,100                3,552
  Aetna Inc.                                        55,200                2,721
  Pfizer, Inc.                                      79,200                2,468
* Health Net Inc.                                   38,600                1,033
* Anthem, Inc.                                       9,000                  596
* INAMED Corp.                                      12,600                  451
* Humana Inc.                                       46,800                  449
* Amylin Pharmaceuticals, Inc.                      25,900                  420
* Bio-Rad Laboratories, Inc. Class A                11,400                  408
* Sola International Inc.                           24,700                  305
  Mentor Corp.                                      17,400                  298
* Ocular Sciences, Inc.                             21,000                  292
* Edwards Lifesciences Corp.                         9,300                  255
* STERIS Corp.                                       9,300                  243
* Sierra Health Services, Inc.                      17,200                  222
* Thoratec Corp.                                    14,100                  179
* Kendle International Inc.                         11,200                   38
                                                                       ---------
                                                                         36,573
                                                                       ---------
Integrated Oils (2.5%)
ConocoPhillips                                      81,154                4,350
ExxonMobil Corp.                                    88,300                3,086
Marathon Oil Corp.                                  82,000                1,966
Occidental Petroleum Corp.                          24,500                  734
Amerada Hess Corp.                                   8,300                  367
                                                                       ---------
                                                                         10,503
                                                                       ---------
Other Energy (3.5%)
  Devon Energy Corp.                                34,300                1,654
  Apache Corp.                                      25,305                1,562
  Halliburton Co.                                   69,700                1,445
  Patina Oil & Gas Corp.                            34,175                1,124
  Transocean Inc.                                   51,600                1,055
  Burlington Resources, Inc.                        18,500                  883
  XTO Energy, Inc.                                  43,633                  829
  Frontier Oil Corp.                                45,200                  773
* Stone Energy Corp.                                22,500                  756
  Chesapeake Energy Corp.                           91,100                  716
* Nabors Industries, Inc.                           15,700                  626
  Pogo Producing Co.                                13,900                  553
* Spinnaker Exploration Co.                         23,200                  451
  ENSCO International, Inc.                         16,800                  429
* Tesoro Petroleum Corp.                            56,600                  419
* Weatherford International Ltd.                     9,500                  359
* Pioneer Natural Resources Co.                     13,800                  346
* Noble Corp.                                       10,000                  314
  Arch Coal, Inc.                                   12,200                  232
                                                                       ---------
                                                                         14,526
                                                                       ---------
Materials & Processing (4.3%)
  E.I. du Pont de Nemours & Co.                     64,900                2,522
  Lafarge North America Inc.                        43,700                1,269
  PPG Industries, Inc.                              26,000                1,172
  Sherwin-Williams Co.                              38,400                1,015
  Sonoco Products Co.                               40,800                  854
  The Timken Co.                                    54,100                  845
  Engelhard Corp.                                   36,700                  786
  Lubrizol Corp.                                    21,600                  648
  Olin Corp.                                        35,200                  640
  United States Steel Corp.                         59,500                  585
  Harsco Corp.                                      18,200                  555
  Georgia Gulf Corp.                                27,100                  546
* Airgas, Inc.                                      28,200                  522
* Energizer Holdings, Inc.                          20,100                  512
  Dow Chemical Co.                                  17,600                  486
  USEC Inc.                                         86,400                  475
  Lyondell Chemical Co.                             34,000                  474
  H.B. Fuller Co.                                   19,300                  446
  Ashland, Inc.                                     14,300                  424
  Worthington Industries, Inc.                      33,600                  401
  Sigma-Aldrich Corp.                                7,500                  334
  Wausau-Mosinee Paper Corp.                        28,500                  291
  IMC Global Inc.                                   29,900                  288
* Louisiana-Pacific Corp.                           34,600                  274
* AK Steel Corp.                                    80,100                  260
* Cleveland-Cliffs Inc.                             12,300                  229
* Griffon Corp.                                     17,700                  228
  Apogee Enterprises, Inc.                          24,000                  197
  Bemis Co., Inc.                                    3,700                  156
* URS Corp.                                         10,500                  121
  Allegheny Technologies Inc.                       37,100                  108
* GrafTech International Ltd.                       37,600                  107
* Oregon Steel Mills, Inc.                          33,900                   80
                                                                       ---------
                                                                         17,850
                                                                       ---------
Producer Durables (5.2%)
  The Boeing Co.                                   119,000                2,982
  Northrop Grumman Corp.                            21,767                1,868
* Xerox Corp.                                      209,300                1,821
  Centex Corp.                                      27,900                1,517
  Pulte Homes, Inc.                                 27,400                1,374

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
U.S. Value Fund                                     Shares                (000)
--------------------------------------------------------------------------------
  Caterpillar, Inc.                                 26,100                1,284
  KB HOME                                           23,900                1,086
  D. R. Horton, Inc.                                49,398                  948
  Ingersoll-Rand Co.                                23,600                  911
  Lennar Corp.                                      16,900                  905
  Cooper Industries, Inc. Class A                   24,400                  871
  United Technologies Corp.                         14,100                  815
  W.W. Grainger, Inc.                               18,900                  811
  MDC Holdings, Inc.                                20,331                  780
* Toll Brothers, Inc.                               31,700                  612
  York International Corp.                          25,600                  538
  Cummins Inc.                                      19,700                  485
  Pitney Bowes, Inc.                                13,800                  440
* Hovnanian Enterprises Class A                     12,500                  432
* Rayovac Corp.                                     29,600                  321
  NACCO Industries, Inc. Class A                     6,500                  299
  Kennametal, Inc.                                   9,400                  264
  Milacron Inc.                                     45,900                  190
  General Cable Corp.                               33,800                  125
* Champion Enterprises, Inc.                        44,100                   81
                                                                       ---------
                                                                         21,760
                                                                       ---------
Technology (6.8%)
* Oracle Corp.                                     645,700                7,005
  Hewlett-Packard Co.                              280,200                4,357
  International Business
   Machines Corp.                                   25,300                1,984
  Computer Associates
   International, Inc.                              93,300                1,274
  Raytheon Co.                                      44,900                1,274
* Ingram Micro, Inc. Class A                       106,700                1,177
* Cisco Systems, Inc.                               90,600                1,176
* Ceridian Corp.                                    81,700                1,142
  Rockwell Automation, Inc.                         53,000                1,097
* BMC Software, Inc.                                71,700                1,082
* Intergraph Corp.                                  43,500                  754
* Adaptec, Inc.                                    105,300                  635
* Advanced Fibre
   Communications, Inc.                             37,900                  574
* Perot Systems Corp.                               54,200                  556
* Imation Corp.                                     12,400                  462
  Harris Corp.                                      15,800                  439
* Compuware Corp.                                  129,300                  438
* MICROS Systems, Inc.                              15,800                  371
  Electronic Data Systems Corp.                     20,100                  354
* Foundry Networks, Inc.                            40,100                  322
* Gartner, Inc. Class A                             46,200                  321
* Keane, Inc.                                       36,800                  301
  Inter-Tel, Inc.                                   19,100                  287
  Analogic Corp.                                     5,200                  237
* Ciber, Inc.                                       41,200                  196
* Fairchild Semiconductor Corp.                     16,500                  173
* Sykes Enterprises, Inc.                           37,500                  146
* CIENA Corp.                                       28,600                  125
* InterVoice, Inc.                                  59,300                   99
* Pomeroy Computer Resources, Inc.                  10,600                   74
* Network Associates, Inc.                           4,400                   61
* Corning, Inc.                                      1,900                   11
                                                                      ----------
                                                                         28,504
                                                                      ----------
Utilities (14.4%)
  Verizon Communications                           221,702                7,837
  SBC Communications Inc.                          361,000                7,242
  BellSouth Corp.                                  242,700                5,259
* Comcast Corp. Class A                            154,477                4,416
  AT&T Corp.                                       251,980                4,082
  Sprint Corp.                                     335,000                3,936
  Exelon Corp.                                      40,900                2,062
* PG&E Corp.                                       127,200                1,711
  Southern Co.                                      57,000                1,621
* Edison International                             116,600                1,596
  PPL Corp.                                         41,000                1,460
  Public Service Enterprise
   Group, Inc.                                      37,500                1,376
  Consolidated Edison Inc.                          34,600                1,331
  FPL Group, Inc.                                   21,100                1,243
  Puget Energy, Inc.                                54,900                1,170
  ONEOK, Inc.                                       54,800                1,005
  Energy East Corp.                                 54,600                  972
  Pepco Holdings, Inc.                              53,200                  926
  Sempra Energy                                     36,900                  921
  American Electric Power Co., Inc.                 38,100                  871
  Duke Energy Corp.                                 58,600                  852
  OGE Energy Corp.                                  46,500                  836
  PNM Resources Inc.                                35,200                  792
  Cinergy Corp.                                     22,900                  771
  Ameren Corp.                                      17,100                  668
  DTE Energy Co.                                    14,400                  557
  Wisconsin Energy Corp.                            21,600                  549
  Westar Energy, Inc.                               43,500                  527
* Qwest Communications
   International Inc.                              148,700                  519
  Pinnacle West Capital Corp.                       13,600                  452
  ALLTEL Corp.                                       8,900                  398
  SCANA Corp.                                       13,300                  398
  DQE Inc.                                          31,000                  378
  Avista Corp.                                      32,600                  345
* Citizens Communications Co.                       30,800                  307
  CMS Energy Corp.                                  68,600                  303
  Constellation Energy Group, Inc.                  10,500                  291
  UGI Corp. Holding Co.                              4,200                  192
  Energen Corp.                                      4,500                  144
                                                                      ----------
                                                                         60,316
                                                                      ----------
Other (2.4%)
  Honeywell International Inc.                     105,500                2,253
  Tyco International Ltd.                          143,600                1,847

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                    Shares                (000)
--------------------------------------------------------------------------------
* Berkshire Hathaway Inc. Class B                      610                1,304
  Eaton Corp.                                       15,200                1,063
  Lancaster Colony Corp.                            26,800                1,028
  Brunswick Corp.                                   37,500                  712
  Textron, Inc.                                     15,700                  431
* FMC Corp.                                         22,500                  353
  ITT Industries, Inc.                               6,400                  342
  Trinity Industries, Inc.                          19,200                  331
* McDermott International, Inc.                     91,900                  266
  GenCorp, Inc.                                     21,900                  137
                                                                      ----------
                                                                         10,067
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $481,567)                                                        406,710
--------------------------------------------------------------------------------
                                                      Face
                                                    Amount
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 1.22%, 4/24/2003                                 $ 850                  849
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.32%, 4/1/2003                                    13,282               13,282
 1.32%, 4/1/2003--Note F                             2,701                2,701
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $16,832)                                                          16,832
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
 (Cost $498,399)                                                        423,542
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     11,280
Liabilities--Note F                                                     (15,714)
                                                                      ----------
                                                                         (4,434)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 46,957,684 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $419,108
================================================================================

NET ASSET VALUE PER SHARE                                                 $8.93
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.9% and 2.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                    Amount                  Per
                                                     (000)                Share
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
Paid-in Capital                                   $524,549               $11.17
Undistributed Net
 Investment Income                                   1,200                  .03
Accumulated Net Realized
 Losses                                            (31,713)                (.67)
Unrealized Depreciation
 Investment Securities                             (74,857)               (1.59)
 Futures Contracts                                     (71)                (.01)
--------------------------------------------------------------------------------
NET ASSETS                                        $419,108               $ 8.93
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. Value Fund
                                                Six Months Ended March 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                              $ 5,162
 Interest                                                                   100
 Security Lending                                                            47
--------------------------------------------------------------------------------
  Total Income                                                            5,309
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                                 496
  Performance Adjustment                                                    190
 The Vanguard Group--Note C
  Management and Administrative                                             606
  Marketing and Distribution                                                 33
 Custodian Fees                                                               8
 Shareholders' Reports and Proxies                                           17
--------------------------------------------------------------------------------
  Total Expenses                                                          1,350
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,959
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (12,266)
 Futures Contracts                                                         (131)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (12,397)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   10,339
 Futures Contracts                                                           (3)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         10,336
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 1,898
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


U.S. Value Fund
--------------------------------------------------------------------------------
                                       Six Months                       Year
                                            Ended                      Ended
                                    Mar. 31, 2003             Sept. 30, 2002
                                            (000)                      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                    $ 3,959                    $ 6,491
 Realized Net Gain (Loss)                 (12,397)                   (17,348)
 Change in Unrealized Appreciation
  (Depreciation)                           10,336                    (77,011)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                           1,898                    (87,868)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                     (7,425)                    (3,718)
 Realized Capital Gain                         --                         --
--------------------------------------------------------------------------------
  Total Distributions                      (7,425)                    (3,718)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                    71,935                    389,548
 Issued in Lieu of Cash Distributions       6,538                      3,324
 Redeemed                                 (70,111)                  (168,268)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
   Share Transactions                       8,362                    224,604
--------------------------------------------------------------------------------
 Total Increase (Decrease)                  2,835                    133,018
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                      416,273                    283,255
 End of Period                           $419,108                   $416,273
================================================================================
1Shares Issued (Redeemed)
 Issued                                     7,630                     34,850
 Issued in Lieu of Cash Distributions         677                        291
 Redeemed                                  (7,548)                   (16,028)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares
  Outstanding                                 759                     19,113
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. Value Fund
-------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended      Year Ended Sept. 30,      June 5* to
                                                        Mar.  31,   ------------------------       Sept. 30,
For a Share Outstanding Throughout Each Period               2003       2002          2001              2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $9.01     $10.46        $10.84            $10.00
-------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                        .09        .13           .11               .04
 Net Realized and Unrealized Gain (Loss) on Investments      (.01)     (1.48)         (.41)              .80
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            .08      (1.35)         (.30)              .84
-------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                        (.16)      (.10)         (.08)               --
 Distributions from Realized Capital Gains                     --         --            --                --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.16)      (.10)         (.08)               --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $8.93     $ 9.01        $10.46            $10.84
=============================================================================================================
Total Return                                                0.76%    -13.11%        -2.82%             8.18%
=============================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                        $419       $416          $283               $68
 Ratio of Total Expenses to Average Net Assets            0.62%**      0.54%         0.51%           0.58%**
 Ratio of Net Investment Income to Average Net Assets     1.81%**      1.36%         1.67%           2.08%**
 Portfolio Turnover Rate                                    36%**        46%           54%               18%
=============================================================================================================
*Subscription  period for the fund was June 5, 2000,  to June 29,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of
Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since its inception relative to the Russell 3000 Value Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before an increase of $190,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $81,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $19,425,000 to offset future net capital gains of $308,000 through September 30, 2009, $2,724,000 through September 30, 2010, and $16,393,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $74,857,000, consisting of unrealized gains of $17,939,000 on securities that had risen in value since their purchase and $92,796,000 in unrealized losses on securities that had fallen in value since their purchase.
     At March 31, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                          --------------------------------------
                                             Aggregate                Unrealized
                          Number of         Settlement              Appreciation
Futures Contracts    Long Contracts              Value            (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                    36             $7,623                     $(71)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

E. During the six months ended March 31, 2003, the fund purchased $75,750,000 of investment securities and sold $75,697,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at March 31, 2003, was $2,001,000, for which the fund held cash collateral of $2,701,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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